SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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MONTPELIER RE HOLDINGS LTD.

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Montpelier Re Holdings Ltd.

Mintflower Place
8 Par-La-Ville Road
Hamilton HM08
Bermuda

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held On May 20, 2003

To our Shareholders:

      The Annual General Meeting of Shareholders of Montpelier Re Holdings Ltd. (the “Company”) will be held at the Fairmont Hamilton Princess, Pitts Bay Road, Hamilton, Bermuda on May 20, 2003, at 12:00 p.m. Atlantic Daylight Time time for the following purposes:

1.	To elect four Class A directors to the Company’s Board of Directors (the “Board”) for terms expiring in 2006.

2.	To appoint the designated company directors in respect of Montpelier Reinsurance Ltd., a wholly owned reinsurance company organized under the laws of Bermuda.

3.	To amend the Amended and Restated Bye-laws of the Company to reflect the changes described in Appendix 1 of the attached proxy statement.

4.	To appoint PricewaterhouseCoopers as the Company’s independent auditor for 2003 and to authorize the Company’s Board of Directors to set their remuneration.

5.	To consider such other business as may properly come before the Annual General Meeting or any adjournments thereof.

      The Company’s audited financial statements for the year ended December 31, 2002, as approved by the Company’s Board of Directors, will be presented at this Annual General Meeting.

      The close of business on March 31, 2003 has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the Annual General Meeting or any adjournments thereof. For a period of at least 10 days prior to the Annual General Meeting, a complete list of shareholders entitled to vote at the Annual General Meeting will be open for examination by any shareholder during ordinary business hours at the offices of the Company at Mintflower Place, 8 Par-La-Ville Road, Hamilton HM08, Bermuda.

      Shareholders are urged to complete, date, sign and return the enclosed proxy card to Montpelier Re Holdings Ltd., c/o EquiServe Trust Company, Post Office Box 8643, Edison, New Jersey 08818-9052, in the accompanying envelope, which does not require postage if mailed in the United States. Signing and returning a proxy card will not prohibit you from attending the Annual General Meeting. Please note that the person designated as your proxy need not be a shareholder. Persons who hold their Common Shares in a brokerage account or through a nominee will likely have the added flexibility of directing the voting of their shares by telephone or over the internet.

By Order of the Board of Directors,

Thomas G.S. Busher
Chief Operating Officer, Executive Vice
President and Secretary

Hamilton, Bermuda

April 16, 2003

Montpelier Re Holdings Ltd.

Mintflower Place
8 Par-La-Ville Road
Hamilton HM08
Bermuda

PROXY STATEMENT

ANNUAL GENERAL MEETING OF SHAREHOLDERS
May 20, 2003

GENERAL INFORMATION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Montpelier Re Holdings Ltd. to be voted at our Annual General Meeting of Shareholders to be held at the Fairmont Hamilton Princess, Pitts Bay Road, Hamilton, Bermuda on May 20, 2003 at 12:00 p.m., Atlantic Daylight Time time, or any postponement or adjournment thereof. This Proxy Statement, the Notice of Annual General Meeting of Shareholders and the accompanying form of proxy are being first mailed to shareholders on or about April 16, 2003.

      As of March 31, 2003, the record date for the determination of persons entitled to receive notice of, and to vote at, the Annual General Meeting, there were 63,392,600 common shares of the Company, par value US 1/6 cent per share (the “Common Shares”), issued and outstanding. The Common Shares are our only class of equity securities outstanding and entitled to vote at the Annual General Meeting.

      Holders of Common Shares are entitled to one vote on each matter to be voted upon by the shareholders at the Annual General Meeting for each share held. Pursuant to Section 51 of our Bye-laws, if, and so long as, the “controlled shares” (as defined below) of any person would otherwise represent more than 9.5% of the voting power of all of the shares entitled to vote generally at an election of directors, then the votes conferred by the controlled shares owned by such person shall be reduced by whatever amount is necessary so that after any such reduction the votes conferred by the controlled shares of such person shall constitute 9.5% of the total voting power of all the shares entitled to vote generally at any election of directors as set forth in our bye-laws. In addition, our Board may adjust a shareholder’s voting rights to the extent that the Board reasonably determines in good faith that it is necessary to do so to avoid adverse tax consequences or materially adverse legal or regulatory treatment to us or any subsidiary of the Company or to any shareholder or Controlled Affiliate of such shareholder. “Controlled shares” shall include, among other things, all Common Shares that a person is deemed to beneficially own directly, indirectly or constructively (within the meaning of Section 958 of the Internal Revenue Code of the United States).

      In order to determine the number of controlled shares owned by each shareholder, we are authorized to require any shareholder to provide information as to that shareholder’s beneficial share ownership, the names of persons having beneficial ownership of the shareholder’s shares, relationships with other shareholders or any other facts the directors may deem relevant to a determination of the number of Common Shares attributable to any person. We may, in our reasonable discretion, disregard the votes attached to shares of any holder failing to respond to such a request or submitting incomplete or inaccurate information.

      The presence of two or more persons present in person and representing in person or by proxy in excess of 50% of the total combined voting power (that is the number of maximum possible votes of the Members entitled to attend and vote at a general meeting, after giving effect to the provision of section 51 of our Byelaws) of all of the issued and outstanding shares of the Company throughout the meeting shall form a quorum for the transaction of business at the Annual General Meeting.

      At the Annual General Meeting, shareholders will be asked to take the following actions:

1. To vote FOR the election of the Class A director nominees named herein to the Company’s Board of Directors (the “Board”) for terms expiring in 2006.

2. To vote FOR the election of the designated company director nominees named herein for election as directors of our wholly-owned subsidiary Montpelier Reinsurance Ltd. (“Montpelier Re”).

3.	To vote FOR the amendments to the Amended and Restated Bye-laws of the Company to reflect the changes described in Appendix 1 of this proxy statement (19 proposals).

4.	To vote FOR the appointment of PricewaterhouseCoopers as the Company’s independent auditor for 2003 and to authorize the Company’s Board of Directors to set their remuneration.

      At the Annual General Meeting, shareholders will also receive the report of our independent auditor and may be asked to consider and take action with respect to such other matters as may properly come before the Annual General Meeting.

      Proposals 1, 2 and 4 will be decided by the affirmative vote of a majority of the voting rights attached to the Common Shares entitled to vote at the Annual General Meeting. Each of the nineteen proposals that comprise Item 3 above has its own requirement with respect to the shareholder vote required for approval, and each of those proposals will appear separately on the proxy card to be voted upon separately by shareholders. A description of the shareholder vote required to approve each of those proposals is included with the discussion of the amendments in Appendix 1. The Company intends to conduct all voting at the Annual General Meeting by poll as requested by the Chairman of the meeting, in accordance with the Bye-laws.

SOLICITATION AND REVOCATION

      PROXIES IN THE FORM ENCLOSED ARE BEING SOLICITED BY, OR ON BEHALF OF, THE BOARD. THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD. Such persons designated as proxies serve as officers of the Company. Any shareholder desiring to appoint another person to represent him or her at the Annual General Meeting may do so either by inserting such person’s name in the blank space provided on the accompanying form of proxy, or by completing another form of proxy and, in either case, delivering an executed proxy to the Secretary of the Company at the address indicated above, before the time of the Annual General Meeting. It is the responsibility of the shareholder appointing such other person to represent him or her to inform such person of this appointment.

      All Common Shares represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given thereon. If no instructions are provided in a properly executed proxy, it will be voted FOR each of the proposals described herein and set forth on the accompanying form of proxy, and in accordance with the proxyholder’s best judgment as to any other business as may properly come before the Annual General Meeting. If a shareholder appoints a person other than the persons named in the enclosed form of proxy to represent him or her, such person will vote the shares in respect of which he or she is appointed proxyholder in accordance with the directions of the shareholder appointing him or her. Any shareholder who executes a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the Annual General Meeting. Attendance at the Annual General Meeting by a shareholder who has executed and delivered a proxy to us shall not in and of itself constitute a revocation of such proxy.

      Member brokerage firms of The New York Stock Exchange, Inc. (the “NYSE”) that hold shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for shareholder action, vote in their discretion upon all of the proposals. Any “broker non-votes” and abstentions will be counted toward the presence of a quorum at, but will not be considered votes cast on any proposal brought before, the Annual General Meeting. Therefore, an abstention or “broker non-vote” will have the practical effect of a vote against the approval of any proposal.

      We will bear the cost of solicitation of proxies. We have engaged the firm of Georgeson Shareholder Communications, Inc. to assist us in the solicitation of proxies for a fee of [$7,500], plus the reimbursement of certain expenses. Further solicitation may be made by our directors, officers and employees personally, by telephone, internet or otherwise, but such persons will not be specifically compensated for such services. We may also make, through bankers, brokers or other persons, a solicitation of proxies of beneficial holders of the Common Shares. Upon request, we will reimburse brokers, dealers, banks or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual General Meeting to the beneficial owners of Common Shares which such persons hold of record.

MANAGEMENT

      Our Bye-laws provide for a classified Board, divided into three classes of approximately equal size. Each director serves a three-year term. At our 2003 Annual General Meeting, our shareholders will elect the Class A Directors, who will serve until our 2006 Annual General Meeting. Our incumbent Class B Directors are scheduled to serve until our 2004 Annual General Meeting and our incumbent Class C Directors are scheduled to serve until our 2005 Annual General Meeting.

Current Board Members

			Director
Name	Age	Position	Since

Nominees for election as Class A Directors:
John J. (Jack) Byrne (1)	70	Chairman	2001
Anthony Taylor (2) (3)	57	Deputy Chairman, Director, President and Chief Executive Officer	2001
Allan W. Fulkerson (3) (4)	69	Director	2001
K. Thomas Kemp	62	Director and Chief Financial Officer	2002

Continuing directors

Class B Directors:
G. Thompson Hutton (2) (4)	48	Director	2001
Kamil M. Salame (3) (4)	34	Director	2001
Raymond M. Salter (1) (2)	69	Director	2001

Class C Directors:
Raymond Barrette (2)	52	Director	2001
Steven J. Gilbert (1) (3)	56	Director	2001
John D. Gillespie (3)	44	Director	2001
William Spiegel (1) (4)	40	Director	2001

(1)	Member of the Compensation and Nominating Committee.
(2)	Member of the Underwriting Policy Committee.
(3)	Member of the Finance Committee.
(4)	Member of the Audit Committee.

      John J. (Jack) Byrne. Mr. Byrne has been our Chairman since our inception. He is also currently the Chairman of White Mountains Insurance Group Ltd., a position he has held since 1985. Mr. Byrne previously held the position of CEO of White Mountains from time to time from 1985 until 2002. Mr. Byrne previously held the positions of Chairman and CEO of GEICO Corporation and Fireman’s Fund Corporation and Chairman of Financial Security Assurance Holdings, Ltd. Mr. Byrne is a Managing Director of OneBeacon Insurance Group, LLC, a subsidiary of White Mountains, and also serves as a director of Folksamerica Holding Company, Inc. He previously served on the boards of directors of American Express, Martin Marietta, Lehman Brothers, MidOcean Reinsurance, and Zurich Re.

      Anthony Taylor. Mr. Taylor has served as our President and Chief Executive Officer and President and Chief Underwriting Officer of Montpelier Re since January 1, 2002. From 1983 until December 2001, Mr. Taylor was associated with Lloyd’s Syndicate number 51 “A Taylor & Others,” which was initially managed by Willis Faber Agencies and, after a management buy out, by Wellington Underwriting Agencies of which he was a founding director. From 1998 until 2001, Mr. Taylor was Chairman of Wellington Underwriting Inc., as well as Underwriting Director of Wellington Underwriting Agencies Limited. During 2001, Mr. Taylor was Chairman of Wellington Underwriting Agencies Limited and Deputy Chairman of Wellington Underwriting plc. Prior to 1998, Mr. Taylor served as the Active Underwriter of Lloyd’s Syndicate Number 51. Mr. Taylor is also a director of Aspen Insurance Holdings, Ltd., a Bermuda insurance and reinsurance company. Mr. Taylor is a Fellow of the Chartered Insurance Institute and has held various committee and board positions for the Lloyd’s market.

     Allan W. Fulkerson. For almost ten years, Mr. Fulkerson has served as President and Chief Executive Officer of Century Capital Management, Inc. In addition, he serves as a director of Asset Allocation and Management, LLC, The Galtney Group, Inc., HCC Insurance Holdings, Inc., and International Financial Group, Inc. Previously, he has served as a director of Mutual Risk Management, Ltd., Risk Capital Holdings, Inc., SCUUL Limited, Tempest Reinsurance Co., Terra Nova (Bermuda) Holdings, Ltd., United Educators Risk Retention Group, Inc. and Wellington Underwriting plc. Mr. Fulkerson is a graduate of Williams College, where he served as a Trustee and Chairman of the Finance Committee until June 2001.

     K. Thomas Kemp. Mr. Kemp serves as our Chief Financial Officer and as a director. Mr. Kemp has been a Director of White Mountains since 1994. He was also President of White Mountains from June 2001 until December 2002. From January 2000 to June 2001, Mr. Kemp was Deputy Chairman, and from 1997 to 2000, he was President and CEO of White Mountains. He also serves as a director of Folksamerica, Amlin plc, PECO Pallets, Main Street America and Fund American Re.

     G. Thompson Hutton. Mr. Hutton is a private equity and venture capital investor based in Palo Alto, California. Since 2003, Mr. Hutton has been Managing Director of Thompson Hutton LLC, providing management and investment advisory services to private equity and venture capital firms and their portfolio of operating companies. Immediately prior to forming Thompson Hutton LLC, he worked as a private investor in association with Trident Capital, Sutter Hill Ventures and Morgan Stanley Venture Partners. Mr. Hutton served as President and Chief Executive Officer of Risk Management Solutions, Inc. from 1990 to 2000. Prior to 1990, Mr. Hutton was a management consultant at McKinsey & Company, Inc. Mr. Hutton is currently a director of Claim IQ and Finaplex.

     Kamil M. Salame. Mr. Salame is a Director in the Private Equity Group of Credit Suisse First Boston. Mr. Salame joined DLJ’s Merchant Banking Group, a predecessor to Credit Suisse First Boston Private Equity, Inc., in 1997. Previously he was a member of DLJ’s Leveraged Finance Group. Mr. Salame is also a director of Aspen Insurance Holdings, Ltd., a Bermuda insurance and reinsurance company. Mr. Salame received a J.D. from Columbia Law School, an M.B.A. from Columbia Business School and a B.S. from Georgetown University.

     Raymond M. Salter. Mr. Salter was associated with Willis Faber plc from 1986 to 1993, during which time he served as a main board director and Managing Director of the North American Reinsurance Division. During his eight years at Willis Faber plc, Mr. Salter also held a number of other directorships in the Willis Faber group. Mr. Salter retired from Willis Faber plc in 1993 and since then has held a number of non-executive directorships including positions at Kiln Capital plc (in the position of Chairman), Kiln Underwriting Limited, Lombard Insurance Group and Groupama UK (Lombard was acquired by Groupama UK), BF Caudle Agencies (in the position of Chairman), Advent Capital plc and Ashley Palmer Syndicates Limited.

     Raymond Barrette. Mr. Barrette has been President and CEO of White Mountains since January 2003, and a director since 2000, and served as Chairman and Chief Executive Officer of OneBeacon from 2001 until 2002. Mr. Barrette formerly served as President of White Mountains from 2000 to June 2001 and served as Executive Vice President and Chief Financial Officer of White Mountains from 1997 to 2000. He was formerly a consultant to Tillinghast-Towers Perrin from 1994 to 1996 and was with Fireman’s Fund Insurance Company from 1973 to 1993. Mr. Barrette is also Chairman of Folksamerica.

     Steven J. Gilbert. Mr. Gilbert has been Chairman of the Board of Gilbert Global Equity Partners, L.P., a private equity fund since 1997. From 1992 to 1997, Mr. Gilbert was the Founder and Managing General Partner of Soros Capital L.P., and a principal Advisor to Quantum Industrial Holdings Ltd. From 1988 through 1992, Mr. Gilbert was the Managing Director of Commonwealth Capital Partners, L.P., a private equity investment firm. Mr. Gilbert is also a Limited Partner of Chemical Venture Partners (now J.P. Morgan), which he founded in 1984 and was Managing General Partner until 1988. Mr. Gilbert is currently a Director of Veritas, Inc., LCC International, Inc., Edmunds.com, Optical Capital Group, iSky, Ionex, and the Asian Infrastructure Fund.

     John D. Gillespie. Mr. Gillespie has been a director of White Mountains since 1999, and Deputy Chairman since January 2003, and has served as Managing Director of OneBeacon since June 2001. He is also the founder and Managing Partner of his own investment firm, Prospector Partners, LLC, in Guilford, Connecticut. Mr. Gillespie also serves as a director of Folksamerica. Prior to forming Prospector Partners, Mr. Gillespie was President of the T. Rowe Price Growth Stock Fund and the New Age Media Fund, Inc. Mr. Gillespie was at T. Rowe Price from 1986-1997 and GEICO Corporation from 1980-1984.

     William Spiegel. Mr. Spiegel is a Managing Director of Cypress Advisors Inc., which manages over $3.5 billion in private equity funds. He has been with Cypress since its formation in 1994. Prior to joining Cypress, he was a member of the

Merchant Banking Group at Lehman Brothers. Over the course of his career, he has worked on private equity transactions in a wide range of industries. Mr. Spiegel currently manages Cypress’ efforts in the healthcare and financial services industries. Mr. Spiegel is a director of Catlin Westgen Group Ltd. and Cinemark USA, Inc. He has an M.B.A. from the University of Chicago, an M.A. in Economics from the University of Western Ontario, and a B.Sc. in Economics from the London School of Economics.

Executive Officers

Name	Age	Position

Anthony Taylor (1)	57	Deputy Chairman, Director, President and Chief Executive Officer of the Company, Chairman, Director, President and Chief Underwriting Officer of Montpelier Re

Thomas George Story Busher	47	Chief Operating Officer, Executive Vice President and Secretary of the Company and Montpelier Re and Deputy Chairman of Montpelier Re

C. Russell Fletcher, III	50	Chief Reinsurance Officer and Executive Vice President of the Company and Montpelier Re

K. Thomas Kemp (1)	62	Director and Chief Financial Officer of the Company

Nicholas Newman-Young	51	Managing Director of Montpelier Marketing Services (UK) Limited

(1)	Anthony Taylor and K. Thomas Kemp are also directors; detailed information regarding their experience is set forth in the prior section.

      Thomas George Story Busher. Mr. Busher serves as our Chief Operating Officer, Executive Vice President and Secretary. From 1985 to 2000, Mr. Busher was employed by Wellington Underwriting plc, where he served as Director and Group Secretary and as Director and Secretary of Wellington Underwriting Agencies Limited. Prior to his employment with Wellington Underwriting plc, Mr. Busher served as Director and Company Secretary of Richard Beckett Underwriting Agencies Limited. Mr. Busher has also served as Chairman of Lloyd’s Underwriting Agents Association and as a member of the Business Conduct Committee of Lloyd’s Regulatory Board and of Lloyd’s/ FSA Liaison Committee.

      C. Russell Fletcher III. Mr. Fletcher is our Chief Reinsurance Officer and Executive Vice President. From 1999 to 2001, he served as Executive Vice President of Homesite Group Incorporated. From 1996 to 1998, he was employed by CAT Limited (acquired by ACE Ltd.) and its successor, Tempest Reinsurance Company Limited, where he served as Chief Underwriting Officer — North America. From 1986 to 1996, he was employed by Vesta Insurance Group, Inc. (and its predecessor, Liberty National Fire Insurance Company), where he served as Executive Vice President. Mr. Fletcher has also been employed by subsidiaries of the following reinsurance and insurance brokerages: Benfield Group plc, Aon Corporation and Marsh & McLennan Companies, Inc.

      Nicholas Newman-Young. Mr. Newman-Young serves as Managing Director of Montpelier Marketing Services (UK) Limited. From 1998 to 2001, he served as Managing Director in the London office of HartRe Company, LLC. From 1992 to 1998, Mr. Newman-Young was employed by Willis Faber North America (U.K.), where he served as Managing Director. Prior to joining Willis Faber, Mr. Newman-Young served as Chairman of MCWinn Underwriting Agencies and Director of Claremount Underwriting Agency. He also served as an underwriter for 18 years in the following Lloyd’s syndicates: Syndicate 558, Syndicate 674 and Sir Philip d’Ambrumenil Syndicate.

BOARD MEETINGS AND COMMITTEES

      The Board met three times during fiscal year 2002. During fiscal year 2002, the Audit Committee met four times, the Compensation and Nominating Committee met three times, the Finance Committee met three times and the Underwriting Policy Committee met once. Allan Waters was prevented by ill-health from attending the meetings of the Board held before his resignation from the Board on September 18, 2002.

      The Board had four standing committees in fiscal year 2002: the Audit Committee, the Compensation and Nominating Committee, the Finance Committee and the Underwriting Policy Committee.

•	The Audit Committee, comprised of Messrs. Fulkerson, Hutton, Salame and Spiegel, has general responsibility for the oversight and surveillance of our accounting, reporting and financial control practices. The Audit Committee annually reviews the qualifications of the Independent Auditors, makes recommendations to the Board as to their selection and reviews the plan, fees and results of their audit. Mr. Hutton is Chairman of the Audit Committee. The Board, in its business judgment, has determined that all members of the Audit Committee are “independent,” as defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange’s listing standards.

•	The Compensation and Nominating Committee, comprised of Messrs. Byrne, Gilbert, Salter and Spiegel, oversees our compensation and benefit policies and programs, including administration of our annual bonus awards and long-term incentive plans, the evaluation of the Board and management, and the development of corporate governance principles. In addition, the Committee develops and reviews background information for candidates for the Board, including those recommended by shareholders, and makes recommendations to the Board regarding such candidates. Any shareholder wishing to propose a nominee should submit a recommendation in writing to the Company’s Secretary, indicating the nominee’s qualifications and other relevant biographical information and providing confirmation of the nominee’s consent to serve as a director. Mr. Salter is Chairman of the Compensation and Nominating Committee.

•	The Finance Committee, comprised of Messrs. Fulkerson, Gilbert, Gillespie, Salame and Taylor, formulates our investment policy and oversees all of our significant investing activities. Mr. Gillespie is the Chairman of the Finance Committee.

•	The Underwriting Policy Committee, comprised of Messrs. Barrette, Hutton, Salter and Taylor, oversees Montpelier Re’s underwriting policies and approves any exceptions thereto. Mr. Taylor is the Chairman of the Underwriting Policy Committee. During 2002, the role of this committee was substantially fulfilled by the Board as a whole.

AUDIT COMMITTEE REPORT

      This report is furnished by the Audit Committee of the Board of Directors with respect to the Company’s financial statements for the year ended December 31, 2002.

      The Audit Committee has established a Charter which outlines its primary duties and responsibilities. The Audit Committee Charter, which has been approved by the Board, is reviewed at least annually and is updated as necessary. The Audit Committee Charter is attached hereto as Appendix 2.

      Company management is responsible for the preparation and presentation of complete and accurate financial statements. The independent auditors, PricewaterhouseCoopers, are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and for issuing a report on their audit.

      In performing its oversight role in connection with the audit of the Company’s financial statements for the year ended December 31, 2002, the Audit Committee has: (1) reviewed and discussed the audited financial statements with management; (2) reviewed and discussed with the Independent Auditor the matters required by Statement of Auditing Standards No. 61; and (3) reviewed and discussed with the Independent Auditor the matters required by Independence Standards Board Statement No. 1. Based on these reviews and discussions, the Audit Committee has determined its Independent Auditor to be independent and has recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for filing with the SEC and for presentation to the Shareholders at the 2003 Annual General Meeting.

G. Thompson Hutton (Chair)

Allan W. Fulkerson
Kamil M. Salame
William Spiegel

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      The following table sets forth information as of March 31, 2003 with respect to the beneficial ownership of Common Shares and the applicable voting rights attached to such share ownership in accordance with the Bye-laws by (i) each person known by us to own beneficially 5% or more of the outstanding Common Shares, (ii) each of our directors, (iii) our Chief Executive Officer and each of the four remaining most highly compensated executive officers and (iv) all of our executive officers and directors as a group. The total Common Shares outstanding as of March 31, 2003 were 63,392,600. Each Common Share is entitled to one vote subject to the application of Bye-law 51.

		Percentage of
		Common
	Number of Common	Shares
Name and Address of Beneficial Owner (1)	Shares (2)	Outstanding (2)

White Mountains Insurance Group, Ltd. (3) One Beacon Street Boston, MA 02108	15,581,571.7	22.9%

Cypress Associates II (Cayman) L.P. (4) 65 East 55th Street, 28th Floor New York, New York 10022	8,999,999	14.2%

Credit Suisse First Boston Private Equity, Inc. (5) 11 Madison Avenue, 16th Floor New York, New York 10010	7,200,000	11.4%

Vestar AIV Managers Ltd. (6) 245 Park Avenue, 41st. Floor New York, New York 10167	4,499,999	7.1%

Benfield Holdings Limited (7) 55 Bishopsgate London EC2N 3BD United Kingdom	3,890,785.8	5.9%

FMR Corp. (8) 82 Devonshire Street Boston, Massachusetts 02109	3,283,900	5.2%

Jack Byrne (9)	600,000	*

Allan W. Fulkerson (10)	600,000	*

Anthony Taylor (11)	570,100	*

K. Thomas Kemp (12)	60,000	*

John D. Gillespie (13)	1,260,000	2.0%

C. Russell Fletcher (14)	6,000	*

G. Thompson Hutton (15)	6,000	*

Raymond Salter	—	—

William Spiegel (16)	—	—

Steven J. Gilbert (17)	2,400,000	3.8%

Kamil M. Salame (18)	—	—

Raymond Barrette	—	—

Thomas G.S. Busher (19)	—	—

Percentage of
Common
	Number of Common	Shares
Name and Address of Beneficial Owner (1)	Shares (2)	Outstanding (2)

Nicholas Newman-Young	—	—

All directors and executive officers as a group	5,502,000	8.7%

*	Less than 1%

(1)	Unless otherwise stated, the address for each beneficial owner is c/o Montpelier Re Holdings Ltd., Mintflower Place, 8 Par-La-Ville Road, Hamilton HM 08, Bermuda.

(2)	Our bye-laws reduce the total voting power of any shareholder owning more than 9.5% of our Common Shares to 9.5% of the voting power of our Common Shares.

(3)	Includes 900,000 Common Shares held by Camden Fire Insurance Company, 8,100,000 Common Shares held by OneBeacon Insurance Company and 1,800,000 Common Shares held by Pennsylvania General Insurance Company and warrants, which are currently exercisable, to purchase 4,781,571.7 Common Shares. Jack Byrne beneficially owns 1,111,818 Common Shares of White Mountains, representing 13.3% of White Mountains’ total Common Shares outstanding at March 21, 2003, and is the Chairman of White Mountains.

(4)	Includes 82,380 Common Shares held by 55th Street Partners II (Cayman) L.P., 8,536,710 Common Shares held by Cypress Merchant B Partners II (Cayman) L.P., 362,909 Common Shares held by Cypress Merchant Banking II-A C.V. and 18,000 Common Shares held by Cypress Side-By-Side (Cayman) L.P. (the “Cypress Entities”). Cypress Associates II (Cayman) L.P. is the general partner of the Cypress Entities. The general partner of Cypress Associates II (Cayman) L.P. is CMBP II (Cayman) Ltd., whose directors are Jeff Hughes, James Singleton, David Spalding and James Stern.

(5)	Includes 46,422 Common Shares held by DLJ MB PartnersIII GmbH & Co. KG, 380,796 Common Shares held by DLJ Offshore Partners III, C.V., 98,226 Common Shares held by DLJ Offshore Partners III-1, C.V., 69,972 Common Shares held by DLJ Offshore Partners III-2, C.V., 1,152,696 Common Shares held by Donaldson, Lufkin & Jenrette Securities Corporation, as nominee for Credit Suisse First Boston Private Equity, Inc., DLJ First ESC, L.P., EMA 2001 Plan, L.P., Docklands 2001 Plan, L.P., Paradeplatz 2001 Plan, L.P. and CSFB 2001 Investors, L.P., 9,216 Common Shares held by Millennium Partners II, L.P. and 5,442,672 Common Shares held by DLJMB Overseas Partners III, C.V. Credit Suisse First Boston, a Swiss bank, owns the majority of the voting stock of Credit Suisse First Boston, Inc., which in turn owns all of the voting stock of Credit Suisse First Boston (USA), Inc. (formerly Donaldson Lufkin & Jenrette, Inc.). The DLJ related entities named above (the “DLJ Related Entities”) are direct and indirect subsidiaries of CSFB-USA and merchant banking funds advised by subsidiaries of CSFB-USA.

(6)	Includes 4,407,186 shares held by Vestar AIV Holdings A L.P. (“Vestar Holdings A”), 37,491 shares held by Vestar AIV Holdings B L.P. (“Vestar Holdings B”) and 55,322 shares held by Vestar AIV Employees Ltd. (“Vestar Employees”). Vestar AIV Managers Ltd. is the sole director of Vestar Employees and the general partner of Vestar AIV Associates L.P. (“Vestar Associates”). Vestar Associates, in turn, is the general partner of each of Vestar Holdings A and Vestar Holdings B. Vestar AIV Managers Ltd. is owned by Norman W. Alpert, Bryan J. Carey, Nicholas A. Dovidio, James L. Elrod, Jr., Jack M. Feder, James P. Kelley, Sander M. Levy, Prakash A. Melwani, Arthur J. Nagle, Daniel S. O’Connell, Robert L. Rosner and Brian P. Schwartz, all of whom disclaim beneficial ownership of the shares of Montpelier owned by Vestar Holdings A, Vestar Holdings B and Vestar Employees, except to the extent of their pecuniary interest therein.

(7)	Includes warrants, which are currently exercisable, to purchase 2,390,785.8 Common Shares.

(8)	Based on a Schedule 13G filed jointly by FMR Corp., Edward C. Johnson, 3d and Abigail P. Johnson with the Securities and Exchange Commission on February 13, 2003. Fidelity Management & Research Company (“Fidelity”), a wholly owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 3,283,900 shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 3,283,900 shares owned by the Funds. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’

Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees. Members of the Edward C. Johnson, 3d family are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson, 3d owns 12.0% and Abigail Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. Mr. Johnson, 3d is Chairman of FMR Corp. and Abigail P. Johnson is a Director of FMR Corp. The Johnson family group and all other Class B shareholders have entered into a shareholders’ voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp.

(9)	Includes 60,000 Common Shares held by his wife, Dorothy Byrne, 300,000 Common Shares held by his son, John J. Byrne, III, and 240,000 Common Shares held by Jack Byrne. Mr. Byrne is also the Chairman and Chief Executive Officer of White Mountains Insurance Group, Ltd., another one of our shareholders.

(10)	Includes 600,000 Common Shares held by Century Capital Partners II, L.P. (“Century”), to which Mr. Fulkerson disclaims beneficial ownership, except to the extent of his actual pecuniary interest therein. He is a limited partner of Century and is a managing member of the LLC that is the general partner of Century.

(11)	Includes options which have vested and are currently exercisable to purchase 510,000 Common Shares. Does not include options to purchase 1,530,000 Common Shares, which are not currently exercisable and which vest over three years.

(12)	Includes 15,000 Common Shares held by Little Oak Hill Partnership L.P.

(13)	Includes (i) 1,140,000 Common Shares owned by various funds of Prospector Partners LLC in which Mr. Gillespie is either general manager or investment manager, (ii) 60,000 Common Shares held by Gillespie Family 2000, LLC in which Mr. Gillespie’s interest is limited to that as a co-managing member, (iii) 36,000 Common Shares held by Main Street America Assurance Corporation to which Mr. Gillespie serves as an investment manager and (iv) 24,000 Common Shares held by National Grange Mutual Insurance Company to which Mr. Gillespie serves as an investment manager. Mr. Gillespie disclaims beneficial ownership of such Common Shares owned by Prospector Partners LLC and Gillespie Family 2000, LLC, except to the extent of his pecuniary interest therein.

(14)	Does not include options to purchase 225,000 shares, which are not currently exercisable and which vest over four years.

(15)	Includes 6,000 Common Shares held by Hutton Living Trust.

(16)	Mr. Spiegel, one of our directors, is a Managing Director of Cypress Advisors Inc., which manages the Cypress Entities. Mr. Spiegel disclaims beneficial ownership of any of the Common Shares owned by the Cypress Entities.

(17)	Includes 31,500 Common Shares held by GGEP-SK, LLC, 365,064 Common Shares held by Gilbert Global Equity Partners (Bermuda), L.P. and 2,003,436 Common Shares held by Gilbert Global Equity Partners, L.P. Mr. Gilbert disclaims beneficial ownership of these shares.

(18)	Mr. Salame, one of our directors, is a Director in the Private Equity Group of Credit Suisse First Boston, of which the DLJ Related Entities are a part. Mr. Salame disclaims beneficial ownership of any of the Common Shares owned by the DLJ Related Entities.

(19)	Does not include options to purchase 225,000 shares, which are not currently exercisable and which vest over four years.

(20)	Does not include options to purchase 60,000 shares, which are not currently exercisable and which vest over four years.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the “SEC”). Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by it with respect to fiscal year 2002, or written representations from certain reporting persons, during the year ended December 31, 2002, all Section 16(a) filing requirements applicable to the directors, officers and greater than 10% shareholders were complied with by such persons.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      We describe below some of the transactions we have entered into with parties that are related to our company. We believe that each of the transactions described below was on terms no less favorable to us than we could have obtained from unrelated parties.

Transactions and Relationships with Initial Investors

      White Mountains and Benfield sponsored our formation and invested $180 million and $25 million respectively in our initial private placement. In addition, White Mountains and Benfield were granted warrants that entitle them to purchase 4,781,571 common shares and 2,390,785 common shares, respectively.

      In connection with our formation, White Mountains and Benfield established a trust in Bermuda to fund our start-up expenses. After our formation and funding, we reimbursed White Mountains and Benfield $400,000 each for the amounts they had contributed to the trust, $238,185 each as of December 31, 2001 with the remaining amount, $161,815 each, being repaid as of March 26, 2002. In addition, in December 2001 the Company paid Benfield Advisory Limited, an affiliate of Benfield, advisory fees of $3.3 million in connection with the formation of the Company.

      Mr. Byrne, Chairman of our Board and a member of our Compensation and Nominating Committee, is also Chairman of the board of directors of White Mountains and served as Chief Executive Officer of White Mountains until December 31, 2002. Mr. Kemp, our Chief Financial Officer and one of our directors, is a member of the board of directors of White Mountains and served as President of White Mountains until December 31, 2002. Mr. Barrette, one of our directors and a member of the Underwriting Policy Committee, is a director of White Mountains and was named President and Chief Executive Officer of White Mountains, effective January 1, 2003. Mr. Gillespie, one of our directors, is Principal Executive Officer of White Mountains Advisors LLC, a wholly owned indirect subsidiary of White Mountains, and Deputy Chairman of the board of directors of White Mountains.

      We have engaged White Mountains Advisors LLC, a wholly owned indirect subsidiary of White Mountains, to provide investment advisory and management services. We have agreed to pay investment management fees based on the month-end market values held under custody. The fees, which vary depending on the amount of assets under management, are between 0.15% and 0.30%. A portfolio of $1.0 billion would incur an annual fee of 0.185%. In addition, we have agreed to reimburse fees and out-of-pocket expenses. These fees are included in net investment income. This agreement may be terminated by either party upon 30 days written notice. An amount of $0.6 million was payable as of December 31, 2002 to White Mountains Advisors LLC for these services.

      We have also entered into an agreement with Remetrics, a subsidiary of Benfield, for the provision of certain risk management services. Under this agreement, we expensed approximately $0.9 million during the year ended December 31, 2002.

      In addition, we pay brokerage commissions to Benfield Greig Limited and Benfield Blanch Inc., subsidiaries of Benfield, on business generated by Benfield Greig Limited and Benfield Blanch Inc. These commissions were consistent with commissions that we pay to other brokers in the ordinary course of business.

Relationships with Strategic Investors and Underwriters

      Mr. Kamil M. Salame is a Director in the Private Equity Group of Credit Suisse First Boston, an affiliate of which, Credit Suisse First Boston LLC acted as an underwriter in our initial public offering.

      Bank of America, N.A., an affiliate of Banc of America Securities LLC, one of the underwriters in our initial public offering, participates and acts as the administrative agent and a lender in our credit facilities. Under these facilities, we have a revolving credit line with a $50 million borrowing limit and have a three-year term loan of $150 million. Credit Suisse First Boston, an affiliate of Credit Suisse First Boston LLC, one of the underwriters in our initial public offering, is also a lender in our credit facilities.

      In the ordinary course of business, we have entered into four reinsurance agreements with OneBeacon Insurance Group, a wholly owned subsidiary of White Mountains, one of our principal shareholders. We will receive $0.7 million in aggregate annual premiums from these contracts.

Transactions with Management

      On January 29, 2002, we paid Mulherrin Capitol Advisors, LLC $95,230 for financial advisory services. Allan Waters, who previously served as one of our directors, is the managing member and owner of Mulherrin.

MANAGEMENT COMPENSATION

Summary Compensation Table

      The following table includes certain summary information concerning the compensation awarded to, earned by or paid for services rendered in all capacities during 2002 by the Company’s Chief Executive Officer and the four most highly compensated executive officers who were serving as executive officers at the end of 2002, who we refer to as the named executive officers.

					Long-Term
			Annual Compensation		Compensation

					Shares
				Other Annual	Underlying	All Other
				Compensation	Options/SARs	Compensation
Name and Principal Position	Year	Salary (1)	Bonus	(2)	(3)	(4)

Anthony Taylor President and Chief Executive Officer	2002	$447,520	$379,000	$216,849	2,040,000	$85,726

Thomas George Story Busher Chief Operating Officer, Executive Vice President and Secretary	2002	$317,032	$297,000	$108,551	225,000	$64,795

C. Russell Fletcher III Chief Reinsurance Officer and Executive Vice President	2002	$400,000	$339,000	$48,000	225,000	$194,397

Nicholas Newman-Young Managing Director of Montpelier Marketing Services (UK) Limited	2002	$224,850	$188,000	—	60,000	$22,485

K. Thomas Kemp Chief Financial Officer and Executive Vice President	2002	—	$113,000	—	—	—

     (1)  The salary for Mr. Newman-Young is the United States dollar equivalent of(pound)150,000.

     (2)  Represents housing expense reimbursements in the amount of $110,000, $75,000 and $48,000 for Messrs. Taylor, Busher and Fletcher, respectively, and personal travel in the amount of $106,849 and $33,551 for Mr. Taylor and Mr. Busher, respectively.

     (3)  Represents the aggregate number of Full Voting Common Shares subject to Options granted to the Named Executive Officers during 2002.

     (4)  Represents expenses incurred in relocating to Bermuda, contributions made to the Company’s defined contribution pension scheme and personal taxation consulting fees paid on behalf of the individuals.

Options Granted During Fiscal Year 2002

     The following table provides information related to options granted to the named executive officers during fiscal year 2002.

	Individual Grants								Potential Realized Value
									at Assumed Annual Rate
	Number of								of Common Share Price
	Common Shares		Percent of			Fair			Appreciation for
	Underlying		Total Options	Exercise		Market			Option Term
	Options		Granted to	Price Per		Value Per Share on		Expiration
Name	Granted (1)		Employees	Share		Date of Grant		Date	0%	5%	10%

Anthony Taylor	510,000	(2)	20.0%	$16.67		$16.67	(11)	12/31/2011	—	5,130,682	13,205,590

	510,000	(3)	20.0%	$17.50		$16.67	(11)	12/31/2011	—	4,707,382	12,782,290

	510,000	(4)	20.0%	$18.33		$16.67	(11)	12/31/2011	—	4,284,082	12,358,990

	510,000	(5)	20.0%	$19.17		$16.67	(11)	12/31/2011	—	3,855,682	11,930,590

Thomas George Story Busher	56,250	(6)	2.2%	$17.50	(10)	$20.00	(12)	9/30/2012	140,625	848,131	1,933,585

	56,250	(7)	2.2%	$18.33	(10)	$20.00	(12)	9/30/2012	93,938	801,444	1,886,898

	56,250	(8)	2.2%	$19.17	(10)	$20.00	(12)	9/30/2012	46,687	754,194	1,839,648

	56,250	(9)	2.2%	$20.00	(10)	$20.00	(12)	9/30/2012	—	707,506	1,792,960

C. Russell Fletcher III	56,250	(6)	2.2%	$17.50	(10)	$20.00	(12)	9/30/2012	140,625	848,131	1,933,585

	56,250	(7)	2.2%	$18.33	(10)	$20.00	(12)	9/30/2012	93,938	801,444	1,886,898

	56,250	(8)	2.2%	$19.17	(10)	$20.00	(12)	9/30/2012	46,687	754,194	1,839,648

	56,250	(9)	2.2%	$20.00	(10)	$20.00	(12)	9/30/2012	—	707,506	1,792,960

Nicholas Newman-Young	15,000	(6)	0.6%	$17.50	(10)	$20.00	(12)	9/30/2012	37,500	226,168	515,623

	15,000	(7)	0.6%	$18.33	(10)	$20.00	(12)	9/30/2012	25,050	213,718	503,173

	15,000	(8)	0.6%	$19.17	(10)	$20.00	(12)	9/30/2012	12,450	201,118	490,573

	15,000	(9)	0.6%	$20.00	(10)	$20.00	(12)	9/30/2012	—	188,668	478,123

K. Thomas Kemp	—			—				—	—	—	—

(1)	All options are cliff vesting.

(2)	The vesting date for these options was December 31, 2002.

(3)	The vesting date for these options is December 31, 2003.

(4)	The vesting date for these options is December 31, 2004.

(5)	The vesting date for these options is December 31, 2005.

(6)	The vesting date for these options is September 30, 2003.

(7)	The vesting date for these options is September 30, 2004.

(8)	The vesting date for these options is September 30, 2005.

(9)	The vesting date for these options is September 30, 2006.

(10)	The exercise price per share for these options was determined based upon the estimated fully converted book value of the Common Shares as of June 30, 2002, the most recent quarter end date preceding the date of grant.

(11)	These options were granted in connection with the formation of the Company; accordingly, the fair market value per share on the date of grant was equal to the price per share paid by the initial investors in the Company.

(12)	These options were granted after the formation of the Company, but prior to the Company’s initial public offering, which was completed on October 15, 2002. As such, there was no trading market for the Common Shares on the date of grant from which the fair market value can be calculated. However, for purposes of this table only, the initial public offering price of the Common Shares, $20.00, has been used for the fair market value of the Common Shares.

Options Exercised During Fiscal Year 2002 and Fiscal Year-End Option Values

     No options were exercised by named executive officers during 2002.

     The following table provides information on unexercised options held by each of the named executive officers as of December 31, 2002.

			Number of Shares		Value of Unexercised
			Underlying		In-the-Money
			Unexercised Options/SARs		Options/SARs at
	Shares		December 31, 2002		December 31, 2002
	Acquired	Value
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Anthony Taylor	—	—	510,000	1,530,000	$6,186,300	$16,014,000

Thomas George Story Busher	—	—	—	225,000	—	$2,261,250

C. Russell Fletcher III	—	—	—	225,000	—	$2,261,250

Nicholas Newman-Young	—	—	—	60,000	—	$603,000

K. Thomas Kemp	—	—	—	—	—	—

Long Term Incentive Plan – Awards in last fiscal year

     The following table summarizes the Long Term Incentive Plan awards made to the Named Executive Officers during the latest fiscal year exclusive of awards of options which have been presented in the Options Granted During Fiscal Year 2002 table. The long term incentive awards presented below consisted of performance units. A performance unit derives its value from the market value of a Common Share when vested.

			Estimated future payouts
	Number of		(2)
	Performance Units	Performance period
Name	(#) (1)	for payout	Threshold (#)	Target (#)	Maximum (#)

Anthony Taylor	78,684	3 years	0	78,684	157,368

Thomas George Story Busher	31,470	3 years	0	31,470	62,940

C. Russell Fletcher III	59,010	3 years	0	59,010	118,020

Nicholas Newman-Young	15,738	3 years	0	15,738	31,476

K. Thomas Kemp	—	—	—	—	—

(1)  Each performance unit represents the fair value of a Common Share.

(2)  Performance units are conditional grants which entitle the recipient to receive, without payment to the Company, all, double, or a part of the value of the units granted, depending on the achievement of specific financial or operating goals.

Performance units vest at the end of a three-year performance cycle, and can be denominated in common shares at market value and are payable in cash, common shares or a combination of both at the discretion of the Compensation and Nominating Committee of the Board. The performance target for full payment of performance units issued in the 2002-2004 performance cycle is the achievement of a target combined ratio as measured over the applicable performance periods. The payment on performance units can double if the average combined ratio is significantly less than the target. Conversely, the payment on performance units declines to zero with an increasing combined ratio. The Compensation and Nominating Committee has significant discretion regarding the payout level of the performance units.

Compensation of Directors

     Those directors who are also our employees are not paid any fees or other compensation for services as members of the Board or any committee of the Board. In 2002, non-employee directors received an annual retainer fee of $25,000 and $2,000 per Board or committee meeting attended, including formal telephonic meetings, but not including informal informational meetings. In addition, non-employee committee chairs received an annual fee of $5,000 for each committee chaired. All compensation received by directors was in cash.

CEO Employment Agreement

     We have entered into service agreements with Mr. Taylor, effective as of January 1, 2002, under which he agreed to serve as our Chief Executive Officer and the Chief Underwriting Officer of Montpelier Re for an initial term ending on December 31, 2004. The agreements provide that Mr. Taylor be paid an initial annual salary of £300,000 (approximately $483,000), subject to annual increase or decrease (but not below £300,000) as determined by the Compensation and Nominating Committee of the Board, subject to ratification by the full Board. In addition, the agreements provide that Mr. Taylor shall receive a housing allowance each year. Mr. Taylor received a signing bonus of $400,000 upon entering into the service agreements for services to be rendered upon the commencement of his employment.

     If Mr. Taylor’s service agreements are terminated prior to their expiration by the Company due to his mental or physical incapacity, Mr. Taylor will be entitled to continue to receive his salary for a period of twelve months following the termination. If Mr. Taylor terminates his service agreements, or we terminate his agreements for cause, we will have no further obligations to Mr. Taylor under the agreements. Mr. Taylor’s employment agreement has no specific provisions relating to a Change in Control of the Company.

     Mr. Taylor’s agreements entitle him to participate in our annual bonus and long-term incentive plans, which are described below, pursuant to which he had been granted 78,684 units under the performance unit plan (“PUP’’) as of December 31, 2002. Mr. Taylor has also been granted options under the Share Option Plan. The agreements also contain customary provisions relating to confidentiality, non-competition and non-solicitation.

Employment and Change of Control Agreements

The following information summarizes the employment-related agreements for our named executive officers.

     Thomas George Story Busher. We have entered into service agreements with Mr. Busher, effective as of January 1, 2002, pursuant to which he has agreed to serve as our Chief Operating Officer and Executive Vice President. In addition to his annual salary, Mr. Busher is entitled to a housing allowance, initially set at $90,000 per year. Mr. Busher’s service agreements also entitle him to participate in our PUP plan, pursuant to which he had been granted 31,470 units as of December 31, 2002. Mr. Busher has also been granted options under the Share Option Plan. The remaining material terms of Mr. Busher’s service agreements are common to the other officers’ service agreements and are described below.

     C. Russell Fletcher III. We have entered into a service agreement with Mr. Fletcher, effective as of January 1, 2002, pursuant to which he has agreed to serve as our Chief Reinsurance Officer and Executive Vice President. In addition to his annual salary, Mr. Fletcher is entitled to a housing allowance, initially set at $144,000 per year. Mr. Fletcher’s service agreement also entitles him to participate in our PUP plan, pursuant to which he had been granted 59,010 units as of December 31, 2002. Mr. Fletcher has also been granted options under the Share Option Plan. The remaining material terms of Mr. Fletcher’s service agreement are common to the other officers’ service agreements and are described below.

     Nicholas Newman-Young. We have entered into a service agreement with Mr. Newman-Young, effective as of January 24, 2002, pursuant to which he has agreed to serve as the Managing Director of Montpelier Marketing Services (UK) Limited. Mr. Newman-Young’s service agreement entitles him to participate in our PUP plan, pursuant to which he had been granted 15,738 units as of December 31, 2002. Mr. Newman-Young has also been granted options under the Share Option Plan. The remaining material terms of Mr. Newman-Young’s service agreement are common to the other officers’ service agreements and are described below.

     Provisions Common to the Service Agreements. In addition to the provisions described above, the service agreements of Messrs. Busher, Fletcher and Newman-Young contain the following provisions. Each service agreement is terminable upon twelve months written notice by us or upon six months written notice by the officer. Each agreement also contains non-compete provisions of varying terms, and entitles the officer to participate in our annual bonus and long-term incentive plans described below. The service agreements have no specific provisions relating to a Change in Control of the Company.

     K. Thomas Kemp. We have entered into a Letter of Employment with Mr. Kemp, effective May 21, 2002 (other than with respect to his compensation, for which purpose the letter is effective as of January 1, 2003) pursuant to which he has agreed to serve as the Chief Financial Officer of the Company. Mr. Kemp’s Letter of Employment entitles him to participate in our annual bonus plan and the PUP plan, although no units had been granted to him as of December 31, 2002. This Letter of Employment agreement with Mr. Kemp may be terminated by us or by Mr. Kemp upon two weeks written notice. We paid a bonus of $113,000 to Mr. Kemp in recognition of his services to the company as Chief Financial Officer during 2002; however, this bonus was not paid pursuant to the terms of his Letter of Employment.

Annual Bonus Plan

     Each year, officers that participate in the annual bonus plan will be eligible to receive a bonus based upon the officer’s achievement of annual performance targets that have been established by the Compensation and Nominating Committee of the Board. The Compensation and Nominating Committee will establish a bonus pool at the end of each year, with the amount of such pool determined based upon our year-end results. The pool will then be allocated to officers based upon their individual performance with respect to their performance targets.

Long-Term Incentive Plans

     Performance Unit Plan. Performance units are conditional grants which entitle the recipient to receive, without payment to the Company, all, double, or a part of the value of the units granted, depending on the achievement of specific financial or operating goals. Performance units vest at the end of a three-year performance cycle, and can be denominated in common shares at market value and are payable in cash, common shares or a combination of both at the discretion of the Compensation and Nominating Committee of the Board. The performance target for full payment of performance units issued in the 2002-2004 performance cycle is the achievement of a target combined ratio as measured over the applicable performance periods. The payment on performance units can double if the average combined ratio is significantly less than the target. Conversely, the payment on performance units declines to zero with an increasing combined ratio. The Compensation and Nominating Committee has significant discretion regarding the payout level of the performance units.

     Share Option Plan. Pursuant to the terms of the Share Option Plan, the committee has discretion to grant share options to certain principal employees. As of September 20, 2002, Messrs. Taylor, Busher, Fletcher and Newman-Young had received options under the plan. The options expire ten years after the award date are subject to various vesting periods, and require full payment in cash prior to exercise. A total of 2,550,000 options, the maximum amount authorized under current Committee approvals, are outstanding pursuant to the Share Option Plan at December 31, 2002.

Deferred Compensation Plan

     The Deferred Compensation Plan gives executive officers the ability to defer receipt of executive compensation, including performance unit payouts, at no cost to the Company. Under the plan, various investment options are available including a phantom share tracking option, a fixed income investment option and an equity fund investment option. The plan is a non-funded general obligation.

Compensation Committee Interlocks and Insider Participation

     Mr. Byrne, Chairman of our Board and a member of our Compensation and Nominating Committee, is also Chairman of the board of directors of White Mountains and served as Chief Executive Officer of White Mountains until December 31, 2002. Mr. Kemp, our Chief Financial Officer and one of our directors, is a member of the board of directors of White Mountains and served as President of White Mountains until December 31, 2002.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Compensation and Nominating Committee Report on Executive Compensation

     The Compensation and Nominating Committee of the Board (the “Committee”) is comprised solely of non-employee directors. The Compensation and Nominating Committee has responsibility for developing and implementing the Company’s compensation policy for senior management, and for determining the compensation for the executive officers of the Company.

     The Committee designs and approves all compensation policies. Our policies are designed with the principal goal of maximizing shareholder value over long periods of time. Other important goals are to attract and retain superior executive talent in our offshore location, and to reward financial and personal performance.

     The Committee believes that total compensation should closely correlate with the change in value experienced by shareholders. The executive group is primarily compensated with equity-linked incentives. Levels of compensation are largely determined by performance-based measures, further aligning the interests of management and shareholders.

     We have entered into employment agreements with each of our executive officers and other senior members of management. These employment agreements specify that compensation consists primarily of three components: base salary, annual bonus and long-term incentive awards. The level of compensation is based on numerous factors, including achievement of underwriting results and financial objectives established by our Compensation and Nominating Committee and our Board.

     Base salary is set to be competitive in light of relevant market conditions. Salaries are based on individual responsibilities and performance expectations, adjusted where necessary for cost of living factors.

     Under the annual bonus plan, participating employees are eligible to receive a performance based bonus. Bonus targets for the purpose of establishing the size of the bonus pool are established by the Committee and are determined on a number of performance factors, weighted most heavily to the financial performance of the Company. The allocation of the bonus pool to employees is primarily based on the overall performance of the individual. Under existing employment agreements, none of our executives are entitled to a minimum bonus payment.

     Long-term incentive awards provide for the granting to our executive officers, and certain other principal employees, of various types of incentive awards, some of which may be stock based.

     Our principal long term incentive award is a performance unit plan in which eligible employees are granted units, each representing the fair value of a Common Share. The payment to a participant of this fair value is dependent on the achievement of specific goals relating to our underwriting and financial performance, generally over a three-year period or as otherwise determined by the Compensation and Nominating Committee. At the discretion of the Compensation and Nominating Committee, payment may take the form of Common Shares. Other long term incentive awards are an option plan and a deferred compensation plan.

     The compensation of Anthony Taylor, our President and Chief Executive Officer, is determined and reviewed by the Committee. Consistent with the Company’s principal goal of maximizing shareholder value over long periods of time, Mr. Taylor’s compensation arrangements have been designed to closely align his interests with those of shareholders. The Committee believes that Mr. Taylor has significantly contributed to the achievement of our strategic and operating goals, to the successful financing and public listing of the Company, to the increase in value for shareholders and to the culture of the Company.

     At the commencement of his employment with the Company, subsequent to the successful private placement offering in December 2001, the Committee granted Mr. Taylor 2,040,000 options, at strike prices equal to or above the estimated fair value of our Common Shares at the time of grant. Mr. Taylor also received a signing on bonus of $400,000.

February 28, 2003
Compensation and Nominating Committee
Raymond M. Salter (Chair)
John J. (Jack) Byrne
William Spiegel
Steven J. Gilbert

PERFORMANCE GRAPH

     The following graph compares cumulative return on our Common Shares, including reinvestment of dividends of our Common Shares, to such return for the Standard & Poor’s (“S&P”) 500 Composite Stock Price Index and S&P’s Property-Casualty Industry Group Stock Price Index, for the period commencing October 10, 2002 and ending on December 31, 2002, assuming $100 was invested on October 10, 2002. The measurement point on the graph below represents the cumulative shareholder return as measured by the last sale price at the end of the calendar year during the period from October 10, 2002 through December 31, 2002. As depicted on the graph below, during this period, the cumulative total return (1) on our Common Shares was 44.00%, (2) for the S&P 500 Composite Stock Price Index was 13.27% and (3) for the S&P Property-Casualty Industry Group Stock Price Index was 10.56%.

Comparison of Cumulative Total Return

			S&P Property-Casualty
	Montpelier Re Holdings		Industry Group Stock
	Ltd.	S&P 500	Price Index
October 10, 2002	$100.00	$100.00	$100.00

December 31, 2002	$144.00	$113.27	$110.56

PROPOSAL FOR ELECTION OF DIRECTORS
(Proposal No. 1)

     John J. (Jack) Byrne, Anthony Taylor, Allan W. Fulkerson and K. Thomas Kemp have been nominated for election as Class A directors at the Annual General Meeting. If elected, each of Messrs. Byrne, Taylor, Fulkerson and Kemp will serve for a three-year term expiring at the Company’s Annual General Meeting of Shareholders in 2006 or until his successor is elected and qualified.

Vote Required

     The election of each nominee as a director requires approval by the affirmative vote of a majority, subject to Bye-law 51, of the total number of shares entitled to vote at the Annual General Meeting.

THE BOARD RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE
NOMINEES FOR CLASS A DIRECTOR.

ELECTION OF DESIGNATED COMPANY DIRECTORS FOR MONTPELIER RE
(Proposal No. 2)

     Bye-law 85 of the Company’s bye-laws provides that the board of directors of Montpelier Re shall consist of persons who first have been appointed as designated company directors by a resolution at the Annual General Meeting of the Shareholders of the Company. The Board of the Company must then vote all shares of Montpelier Re owned by the Company to elect such designated company directors as Montpelier Re directors. The Company’s bye-law provisions with respect to the removal of designated company directors operate similarly. The bye-laws of Montpelier Re provide that the only persons eligible to be elected as Montpelier Re’s directors are those persons who first have been appointed by the shareholders of the Company as designated company directors in accordance with the Company’s bye-laws (including any limitation on voting rights).

     Proposal No. 2 calls for the election of Messrs. Taylor, Busher and Fletcher as designated company directors for election to the board of directors of Montpelier Re. Messrs. Taylor, Busher and Fletcher will not receive any compensation for their services as a director of Montpelier Re. Biographical information relating to Messrs. Taylor, Busher and Fletcher is presented under the caption “Management” beginning on page 4 of this proxy statement.

Vote Required

     The election of each designated director requires approval by the affirmative vote of a majority, subject to Bye-law 51, of the total number of shares entitled to vote at the Annual General Meeting.

THE BOARD RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE
NOMINEES FOR DESIGNATED COMPANY DIRECTOR FOR MONTPELIER RE.

AMENDMENTS TO THE AMENDED AND RESTATED BYE-LAWS OF THE COMPANY
(Proposals No. 3a — 3s)

     The Board of Directors unanimously determined at its meeting held on February 28, 2003 that it is in the best interests of the Company and its shareholders to make certain amendments to our Amended and Restated Bye-laws as described in Appendix 1 of this proxy statement.

     In order to facilitate review of the various bye-law amendment proposals, we have prepared an amended and restated version of our bye-laws reflecting all of the proposed changes, which is included as Exhibit A to Appendix 1. Shareholders are urged to carefully review Appendix 1 and each of the proposals described therein.

     THE BOARD RECOMMENDS A VOTE “FOR” THE ADOPTION OF EACH OF THE PROPOSED AMENDMENTS TO THE AMENDED AND RESTATED BYE-LAWS

APPOINTMENT OF INDEPENDENT AUDITOR
(Proposal No. 4)

     On February 28, 2003, upon recommendation of the Audit Committee, the Board unanimously selected, subject to appointment by the Company’s shareholders, PricewaterhouseCoopers to continue to serve as independent auditor for the Company and its subsidiaries for the fiscal year ending December 31, 2003. In addition to this appointment, the shareholders are being asked to authorize the Board of Directors to set the remuneration for PricewaterhouseCoopers for the audit of the fiscal year ending December 31, 2003. PricewaterhouseCoopers has served as the Company’s independent auditor since 2001.

     A representative of PricewaterhouseCoopers is expected to be present at the Annual General Meeting and will have the opportunity to make statements and to respond to appropriate questions raised at the Annual General Meeting.

Fees Billed to the Company by PricewaterhouseCoopers

     Audit Fees. Fees related to the fiscal year ended December 31, 2002 audit of the Company’s annual financial statements and review of those financial statements included in the Company’s quarterly reports on Form 10-Q totaled $594,324.

     Financial Information Systems Design and Implementation Fees. The Company paid no fees to PricewaterhouseCoopers relating to financial information systems design and implementation during the fiscal year ended December 31, 2002.

     All Other Fees. Fees billed to the Company by PricewaterhouseCoopers for all other non-audit services rendered to the Company during the fiscal year ended December 31, 2002, including tax related services, totaled $520,075.

     The Audit Committee has considered whether the provision of non-audit services by PricewaterhouseCoopers is compatible with maintaining PricewaterhouseCoopers’ independence with respect to the Company and has determined that the provision of the specified non-audit services is consistent with and compatible with PricewaterhouseCoopers maintaining its independence.

Vote Required

     The appointment of the independent auditor requires approval by the affirmative vote of a majority, subject to Bye-law 51, of the total number of shares entitled to vote at the Annual General Meeting.

THE BOARD RECOMMENDS A VOTE ''FOR’’ THE APPOINTMENT OF
PRICEWATERHOUSECOOPERS AS INDEPENDENT AUDITOR.

OTHER MATTERS

     Neither the Board nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual General Meeting of Shareholders and this Proxy Statement. If any other business should come properly before the meeting, or any adjournment thereof, the proxyholders will vote on such matters according to their best judgment.

2003 STOCKHOLDER PROPOSALS

     To be considered for inclusion in the proxy statement relating to the 2004 Annual General Meeting, shareholder proposals must be received by the Company no later than December 18, 2003, unless the Company changes the date of the 2004 Annual General Meeting by more than 30 days from the date of this year’s meeting, in which case the Company will provide a revised deadline in one of the Company’s quarterly reports on Form 10-Q.

By Order of the Board of Directors,

Thomas G.S. Busher Chief Operating Officer, Executive Vice President and Secretary

Hamilton, Bermuda
April 16, 2003

* * * * * * *

     The Annual Report to Shareholders of the Company, including financial statements for the fiscal periods ended December 31, 2001 and 2002 is being mailed concurrently with this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of proxies. Upon written request of a shareholder, the Company will furnish, without charge, a copy of the Company’s Annual Report on Form 10-K, as filed with the SEC. If you would like a copy of the Form 10-K, please contact Montpelier Re Holdings Ltd., Mintflower Place, 8 Par-La-Ville Road, Hamilton HM08, Bermuda, Attn: Keil Gunther, Information Manager. In addition, financial reports and recent filings with the SEC, including the Form 10-K, are available on the Internet at http://www.sec.gov. Company information is also available on the Internet at http://www.montpelierre.bm.

Appendix 1

AMENDMENTS TO THE AMENDED AND RESTATED BYE-LAWS

     In order to facilitate review of the various bye-law amendment proposals, we have prepared an amended and restated version of our bye-laws reflecting all of the proposed changes, which is included as Exhibit A of this Appendix. The following proposals describe the bye-law amendments that have been recommended by the Board of Directors and are being individually presented for a vote of shareholders.

     In the description of each proposal below, where bye-laws have been marked to show the changes proposed, deleted text is shown in [brackets] and inserted text is shown in boldface type.

AMENDMENTS TO BYE-LAW 1
(Proposal No. 3a)

Bye-law 1(1) (j)

     The Board of Directors proposes to amend Bye-law 1(1) (j) to clarify that when used as part of the defined term “Controlled Shares,” this definition of “Control” is not applicable. Set forth below is Bye-law 1(1) (j) marked to show the changes proposed.

“Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and, except when used in the term “Controlled Shares” as defined in Bye-law 1(k) below, “Controlling” and “Controlled” shall have meanings correlative to the foregoing;

Bye-law 1(3)

     The Board of Directors proposes to amend Bye-law 1(3) to clarify that electronic mail is an acceptable form of written communication under the bye-laws. Set forth below is Bye-law 1(3) marked to show the changes proposed.

Expressions referring to writing or written shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in a visible form.

Vote Required

     The amendments to Bye-law 1 require approval by the affirmative vote of two-thirds (66 2/3%), subject to Bye-law 51, of the total number of shares entitled to vote at the Annual General Meeting.

THE BOARD RECOMMENDS A VOTE “FOR’’ ADOPTION OF
THE AMENDMENTS TO BYE-LAW 1.

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AMENDMENT TO BYE-LAW 6
(Proposal No. 3b)

     The Board of Directors proposes to amend Bye-law 6 to clarify that the Board may authorize a person to make regulatory filings and take other actions on behalf of the Company. Set forth below is Bye-law 6 marked to show the changes proposed.

Except as otherwise provided herein, the Board may from time to time and at any time authorise any Person or body of Persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any agreement, document or instrument on behalf of the Company and to make regulatory filings and take such other actions as the Board may authorise.

Vote Required

     The amendment to Bye-law 6 requires approval by the affirmative vote of a majority, subject to Byelaw 51, of the total number of shares entitled to vote at the Annual General Meeting.

THE BOARD RECOMMENDS A VOTE ''FOR’’ ADOPTION OF
THE AMENDMENT TO BYE-LAW 6.

AMENDMENTS TO BYE-LAW 11
(Proposal No. 3c)

Bye-law 11(2)

     The Board of Directors proposes to delete Bye-law 11(2) in its entirety to reflect that the repurchase of common shares held by Codan Trust Company authorized by this bye-law has already taken place. This repurchase occurred in connection with our formation. Set forth below is Bye-law 11(2) marked to show the changes proposed.

[The Board shall authorise the purchase of all of the 1,200,000 shares held by the Codan Trust Company Limited as soon as the Company shall be able to comply with Section 42A of the Act.] Intentionally Omitted

Bye-law 11(3)

     The Board of Directors proposes to amend Bye-law 11(3) to clarify from whom the Board of Directors may purchase shares and to avoid repetition. Set forth below is the penultimate paragraph of Bye-law 11(3) marked to show the changes proposed.

The Board will [use] exercise all reasonable efforts to exercise this option to purchase shares from Members equitably and, to the extent possible, equally among similarly situated Members [(to the extent possible under the circumstances)].

Bye-law 11(4)

     The Board of Directors proposes to delete Bye-law 11(4) in its entirety as it conflicts with Bye-Law 44 . This revision will clarify that the Directors cannot discontinue the Company from Bermuda to another jurisdiction without shareholder consent. Set forth below is Bye-law 11(4) marked to show the changes proposed.

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[The Board may exercise all the powers of the Company to discontinue the Company to a named country or jurisdiction outside Bermuda pursuant to Section 132G of the Act.] Intentionally Omitted

Vote Required

     The amendments to Bye-law 11 require approval by the affirmative vote of two-thirds (66 2/3%), subject to Bye-law 51, of the total number of shares entitled to vote at the Annual General Meeting.

THE BOARD RECOMMENDS A VOTE ''FOR’’ ADOPTION OF
THE AMENDMENTS TO BYE-LAW 11.

AMENDMENT TO BYE-LAW 16
(Proposal No. 3d)

     The Board of Directors proposes to amend Bye-law 16(2) to remove the requirement that Members fill a vacancy on the Board of Directors created by the removal of a director within the 28 days allotted by this bye-law. In addition, the revisions clarify that the new director would serve in the same class as the director who was removed until the next annual general meeting. Set forth below is Bye-law 16(2) marked to show the changes proposed.

A vacancy on the Board created by the removal of a Director under this Bye-law may only be filled by the affirmative vote of Members holding at least a majority of the total combined voting power of all of the issued and outstanding shares of the Company after giving effect to any reduction in voting power required under Bye-law 51[; provided, that any such vacancy shall be filled within 28 days after the occurrence of such vacancy]. A Director so elected shall hold office in the same class of Directors as the removed Director held until the next annual general meeting or until such Director’s office is otherwise vacated.

Vote Required

     The amendment to Bye-law 16 requires approval by the affirmative vote of a majority, subject to Byelaw 51, of the total number of shares entitled to vote at the Annual General Meeting.

THE BOARD RECOMMENDS A VOTE ''FOR’’ ADOPTION OF
THE AMENDMENT TO BYE-LAW 16.

AMENDMENTS TO BYE-LAW 17
(Proposal No. 3e)

Bye-law 17(1)

     The Board of Directors proposes to amend Bye-law 17(1) to clarify that a director filling a vacancy on the Board will serve in the same class of directors as the director whose place is being filled, until the next annual general meeting and to remove the requirement that the Board must fill a vacancy within 28 days. Set forth below is Bye-law 17(1) marked to show the changes proposed.

The Board shall have the power from time to time and at any time, by the affirmative vote of at least a majority of the Directors then in office, to appoint any person as a Director to fill a vacancy on the Board occurring as the result of the death, disability, disqualification or resignation of any

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Director[; provided, that such vacancy shall be filled within 28 days after the occurrence of such vacancy]. A Director so appointed shall hold office in the same class of Directors as the Director whose vacant position he is filling until the next annual general meeting or until such Director’s office is otherwise vacated.

Bye-law 17(3) (a)

     The Board of Directors proposes to amend Bye-law 17(3)(a) to specify the provisions in our Bye-laws relating to the removal of Directors for cause, as referenced in this bye-law. Set forth below is Bye-law 17(3) (a) marked to show the changes proposed.

is removed from office for Cause pursuant to [these] Bye-law[s] 16 or is prohibited from being a Director by law;

Vote Required

     The amendments to Bye-law 17 require approval by the affirmative vote of a majority, subject to Byelaw 51, of the total number of shares entitled to vote at the Annual General Meeting.

THE BOARD RECOMMENDS A VOTE ''FOR’’ ADOPTION OF
THE AMENDMENTS TO BYE-LAW 17.

AMENDMENT TO BYE-LAW 19
(Proposal No. 3f)

     The Board of Directors proposes to amend Bye-law 19 to add a quorum requirement for meetings of Board committees. Currently, the quorum for a meeting of a committee of the Board would be the same as the quorum required for any meeting of the entire Board of Directors, as specified in existing Bye-law 19. Because of the smaller size of Board committees, the Board believes that the quorum requirements specified in existing Bye-law 19 are inappropriate for Board Committees. Set forth below is Bye-law 19 marked to show the changes proposed.

(1) The quorum necessary for the transaction of business at a meeting of the Board shall be a majority of the Directors in office from time to time and in no event shall be less than three (3) Directors.

(2) The quorum necessary for the transaction of business at a meeting of any committee of the Board shall be two persons who sit on such committee.

Vote Required

     The amendment to Bye-law 19 requires approval by the affirmative vote of a majority, subject to Byelaw 51, of the total number of shares entitled to vote at the Annual General Meeting.

THE BOARD RECOMMENDS A VOTE ''FOR’’ ADOPTION OF
THE AMENDMENT TO BYE-LAW 19.

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AMENDMENT TO BYE-LAW 20
(Proposal No. 3g)

     The Board of Directors proposes to amend Bye-law 20(2) to remove limitations on the ability of Directors to participate in meetings of the Board by telephone from the United States and the United Kingdom. The Board believes that this requirement is more appropriately included in the Company’s policy manual, because although the Company intends to continue to comply with this requirement, removing it from the Bye-laws would prevent an otherwise insignificant violation of the requirement from potentially invalidating corporate action that has been taken. Set forth below is Bye-law 20(2) marked to show the changes proposed.

Directors may participate in any meeting of the Board by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting[; provided that no Director shall so participate in any such meeting within the United States or within the United Kingdom].

Vote Required

     The amendment to Bye-law 20 requires approval by the affirmative vote of a majority, subject to Byelaw 51, of the total number of shares entitled to vote at the Annual General Meeting.

THE BOARD RECOMMENDS A VOTE ''FOR’’ ADOPTION OF
THE AMENDMENT TO BYE-LAW 20.

AMENDMENT TO BYE-LAW 21
(Proposal No. 3h)

     The Board of Directors proposes to amend Bye-law 21 to remove the provision pursuant to which unanimous written resolutions of the Board of Directors are not valid until the last signature has been affixed outside of the United States. The Board believes that this requirement is more appropriately included in the Company’s policy manual, because although the Company intends to continue to comply with this requirement, removing it from the Bye-laws would prevent an otherwise insignificant violation of the requirement from potentially invalidating corporate action that has been taken. Set forth below is Bye-law 21 marked to show the changes proposed.

A resolution in writing signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution[; provided, that no such resolution shall be valid until the last signature of a Director is affixed outside of the United States]. Such resolution shall be deemed to be adopted, as an act of the Board, at the place where, and at the time when, the last signature of a Director is affixed thereto.

Vote Required

     The amendment to Bye-law 21 requires approval by the affirmative vote of a majority, subject to Byelaw 51, of the total number of shares entitled to vote at the Annual General Meeting.

THE BOARD RECOMMENDS A VOTE ''FOR’’ ADOPTION OF
THE AMENDMENT TO BYE-LAW 21.

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AMENDMENT TO BYE-LAW 22
(Proposal No. 3i)

     The Board of Directors proposes to amend Bye-law 22(2) to clarify that the 12 month period set forth in the Bye-law only applies to the prior employment of the director. Set forth below is Bye-law 22(2) marked to show the changes proposed.

As required by the Act, [A] a Director shall declare the nature of any direct or indirect interest in a contract or proposed contract or arrangement between the Company and himself, his Affiliates, or a Person who employs or has employed the Director [as required by the Act] within the preceding twelve (12) months.

Vote Required

     The amendment to Bye-law 22 requires approval by the affirmative vote of a majority, subject to Byelaw 51, of the total number of shares entitled to vote at the Annual General Meeting.

THE BOARD RECOMMENDS A VOTE ''FOR’’ ADOPTION OF
THE AMENDMENT TO BYE-LAW 22.

AMENDMENTS TO BYE-LAW 23
(Proposal No. 3j)

     The Board of Directors proposes to amend Bye-law 23(1) and Bye-law 23(3) to prohibit the Company from making loans to directors in violation of applicable law, including the Sarbanes-Oxley Act of 2002. Set forth below are Bye-laws 23(1) and 23(3) marked to show the changes proposed.

(1) The remuneration and benefits (if any) of the Directors, including without limitation, participation in any share option or incentive plan and loans (with the general or specific consent required by Section 96 of the Act) in connection therewith, shall only be permitted to the extent permitted under applicable law, and shall be determined by the Board and shall be deemed to accrue from day to day. The Directors shall also be reimbursed for all travel, hotel and other expenses properly incurred by them in attending and returning from meetings of the Board, any committee appointed by the Board, general meetings of the Company, or in connection with the business of the Company or their duties as Directors generally.

(3) To the extent permitted under applicable law, [T]the Board may award special remuneration and benefits to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than his or her ordinary routine work as a Director. Any fees paid to a Director who is also counsel or attorney to the Company, or otherwise serves it in a professional capacity, shall be in addition to his or her remuneration as a Director.

Vote Required

     The amendments to Bye-law 23 require approval by the affirmative vote of a majority, subject to Byelaw 51, of the total number of shares entitled to vote at the Annual General Meeting.

THE BOARD RECOMMENDS A VOTE ''FOR’’ ADOPTION OF
THE AMENDMENTS TO BYE-LAW 23.

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AMENDMENT TO BYE-LAW 27
(Proposal No. 3k)

     The Board of Directors proposes to delete Bye-law 27(2) in its entirety to remove restrictions relating to the conduct of the Company’s business in the United States. The Board believes that this requirement is more appropriately included in the Company’s policy manual, because although the Company intends to continue to comply with this requirement, removing it from the Bye-laws would prevent an otherwise insignificant violation of the requirement from potentially invalidating corporate action that has been taken. Set forth below is Bye-law 27(2) marked to show the changes proposed.

[No Officer and no person appointed to any position or granted any authority in accordance with Bye-law 4, 5, 6 or 7 shall have the authority to conduct any business of the Company (other than purely ministerial activities) in the United States, including without limitation, entering into any contract or compromising or settling any claim against the Company.] Intentionally Omitted

Vote Required

     The amendment to Bye-law 27 requires approval by the affirmative vote of a majority, subject to Byelaw 51, of the total number of shares entitled to vote at the Annual General Meeting.

THE BOARD RECOMMENDS A VOTE ''FOR’’ ADOPTION OF
THE AMENDMENT TO BYE-LAW 27.

AMENDMENT TO BYE-LAW 31
(Proposal No. 3l)

     The Board of Directors proposes to amend Bye-law 31 by deleting it in its entirety and replacing it with the text set forth below to ensure that the Company is permitted to indemnify directors to the fullest extent of the law. The revised Bye-law incorporates express provisions allowing for the payment of expenses for suits and actions. It also permits directors to recover expenses if they successfully proceed against the Company to enforce these indemnity provisions. Without these revisions, prospective non-executive directors may be unwilling to serve on our Board of Directors, which our Board believes are typical for companies with public shareholders. Set forth below is Bye-law 31, marked to show the changes proposed.

[The Directors, Secretary and other Officers (such term to include, for the purposes of this Bye-law and Bye-law 32, any person appointed to any committee by the Board) for the time being acting in relation to any of the affairs of the Company and the liquidator or trustees (if any) for the time being acting in relation to any of the affairs of the Company and every one of them, and their heirs, executors and administrators, shall be indemnified and secured harmless out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto; provided, that this indemnity shall not extend to any matter in respect of any fraud or dishonesty which may attach to any of said persons.]

(1) The Company shall indemnify its Officers and Directors to the fullest extent possible except as prohibited under the Act. Without limiting the foregoing, the Directors, Secretary and other Officers (such term to include for the purposes of Bye-laws 30 and 31, any Person appointed to any committee by the Board or any Person who is or was serving at the request

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of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan)) and employees of the Company acting in relation to any of the affairs of the Company and the liquidator or trustees (if any) acting in relation to any of the affairs of the Company, and every one of them, and their heirs, executors and administrators, shall be indemnified and secured harmless out of the assets of the Company (and the Company, in the discretion of the Board, may so indemnify and secure harmless a Person by reason of the fact that such Person was an agent of the Company or was serving at the request of the Company in any other capacity for or on behalf of the Company) from and against all actions, costs, charges, losses, damages and expenses (including, without limitation, attorney’s fees in defending any such action or in proceeding against the Company to recover under this Bye-law) which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted (actual or alleged) in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, including without limitation, any acts taken or omitted with regard to subsidiary companies of the Company, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for the acts of or the solvency or honesty of any bankers or other persons with whom any moneys or effect belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto; provided, that this indemnity shall not extend to any matter prohibited by the Act.

(2) Any indemnification under this Bye-law 30, unless ordered by a court, shall be made by the Company only as authorised in the specific case upon a determination that indemnification of such Person is proper in the circumstances because such Person has met the applicable standard of conduct set forth in paragraph (a) of this Bye-law 30. Such determination shall be made (i) by the Board by a majority vote of disinterested Directors or (ii) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion or (iii) by the Members.

(3) Expenses (including, without limitation, attorneys’ fees) actually and reasonably incurred by any Director, Secretary, other Officer or employee of the Company in defending any civil, criminal, administrative or investigative action, suit or proceeding or threat thereof for which indemnification is sought pursuant to paragraph (a) of this Bye-law 30 shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Person to repay such amount if it shall be ultimately determined that such Person is not entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law; provided, that if it is determined by either (i) a majority vote of Directors who were not parties to such action, suit or proceeding or (ii) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion, that there is no reasonable basis to believe that such Person is entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law, then no expense shall be advanced in accordance with this paragraph (c) of this Bye- law 30. The Company, in the discretion of the Board, may pay such expenses (including attorneys’ fees) incurred by agents of the Company or by Persons serving at the request of the Company in any other capacity for or on behalf of the Company upon the receipt of the aforesaid undertaking and such terms and conditions, if any, as the Board deems appropriate.

(4) The indemnification and advancement of expenses provided in these Bye-laws shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may now or hereafter be entitled under any statute, agreement, vote of Members or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

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(5) The indemnification and advancement of expenses provided by, or granted pursuant to, this Bye-law 30 shall, unless otherwise provided when authorised or ratified, continue as to a Person who has ceased to hold the position for which such Person is entitled to be indemnified or advanced expenses and shall inure to the benefit of the heirs, executors and administrators of such a Person.

(6) The Company may purchase and maintain insurance to protect itself and any Director, Officer or other Person entitled to indemnification pursuant to this Bye-law to the fullest extent permitted by law.

(7) No amendment or repeal of any provision of this Bye-law 30 shall alter, to the detriment of any Person, the right of such Person to the indemnification or advancement of expenses related to a claim based on an act or failure to act which took place prior to such amendment, repeal or termination.

Vote Required

     The amendment to Bye-law 31 requires approval by the affirmative vote of a majority, subject to Byelaw 51, of the total number of shares entitled to vote at the Annual General Meeting.

THE BOARD RECOMMENDS A VOTE ''FOR’’ ADOPTION OF
THE AMENDMENT TO BYE-LAW 31.

AMENDMENT TO BYE-LAW 39
(Proposal No. 3m)

     The Board of Directors proposes to amend Bye-law 39 to change the shareholder meeting quorum requirement to attendance in person or by proxy of greater than 50% of the Company’s issued and outstanding Common Shares and to provide that the determination of quorum need only be made at the commencement of the meeting. Currently, the quorum requirement is attendance in person or by proxy of greater than 50% of the voting power of the Company’s issued and outstanding common shares. Because the voting power of the “controlled shares” owned by certain persons may be reduced as described above, the current quorum requirement has the effect of making it difficult to ensure that meetings of our shareholders will meet the quorum requirements without the Company spending additional funds to engage a third party to solicit proxies on behalf of the Company. Set forth below is Bye-law 39 marked to show the changes proposed.

At the commencement of any general meeting of the Company two or more persons present in person and representing in person or by proxy in excess of 50% of [the total combined voting power (that is the number of maximum possible votes of the Members entitled to attend and vote thereat, after giving effect to the provision of Bye-law 51 below) of] all of the issued and outstanding shares of the Company which have voting rights attached to them [throughout the meeting] shall form a quorum for the transaction of business; provided, that if the Company shall at any time have only one Member, one Member present in person or by proxy shall form a quorum for the transaction of business at any general meeting of the Company held during such time. If within half an hour from the time appointed for the meeting a quorum is not present, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine.

Vote Required

     The amendment to Bye-law 39 requires approval by the affirmative vote of a majority, subject to Byelaw 51, of the total number of shares entitled to vote at the Annual General Meeting.

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THE BOARD RECOMMENDS A VOTE ''FOR’’ ADOPTION OF
THE AMENDMENT TO BYE-LAW 39.

AMENDMENT TO BYE-LAW 41
(Proposal No. 3n)

     The Board of Directors proposes to amend Bye-law 41 to clarify the right of shareholders that are not natural persons to participate in shareholder meetings. Set forth below is Bye-law 41 marked to show the changes proposed.

Members may participate in any general meeting by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting; provided, however, that no Member may participate in any general meeting while that Member (or, if any Member is [an entity] a Person who is not an individual, its representative) is physically present in the United States).

Vote Required

     The amendment to Bye-law 41 requires approval by the affirmative vote of a majority, subject to Byelaw 51, of the total number of shares entitled to vote at the Annual General Meeting.

THE BOARD RECOMMENDS A VOTE ''FOR’’ ADOPTION OF
THE AMENDMENT TO BYE-LAW 41.

AMENDMENTS TO BYE-LAW 44
(Proposal No. 3o)

     The Board of Directors proposes to amend Bye-law 44 by deleting Bye-law 44(1) in its entirety and inserting new text and amending Bye-laws 44(2) and 44(3) as indicated. These changes are intended to simplify the voting requirements for shareholder action and to reflect voting requirements set by Bermuda law. The Board believes that the current voting requirements contained in Bye-laws 44(1)-(3) are inappropriate for a company with public shareholders, and propose to revise these bye-laws to reflect requirements more typical for a public company. In most cases, the proposed changes will reduce the required level of shareholder approval from approval by two-thirds of the Common Shares entitled to vote, to a majority. Set forth below are Bye-laws 44(1)-(3) marked to show the changes proposed.

(1) [Any action that requires the approval of the Members under the Act, including, without limitation, (i) the alteration of the Company’s Memorandum of Association, (ii) the amendment of the Company’s Bye-laws, (iii) the alteration of the Company’s share capital (including the reduction of the Company’s share capital), (iv) the voluntary winding up or termination of the Company, (v) the variation of the rights of a class of share capital, (vi) mergers or amalgamations, (vii) the sale, lease or transfer of substantially all the assets of the Company, (viii) the conversion of the Company to an unlimited liability company, (ix) the conversion of preference shares into redeemable preference shares, (x) the discontinuance of the Company out of Bermuda to another jurisdiction, (xi) loans to directors, and (xii) giving financial assistance for the acquisition of the Company’s shares, shall, in each case, be approved by the affirmative vote of a majority, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members. Any amendment to this paragraph 1 of Bye-law 44 shall be approved by the affirmative vote of a majority, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members.] Except as required by the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative vote of a majority of the votes cast at such meeting (after giving effect to the provisions of Bye-law 51) and in the case of an equality of votes the resolutions shall fail provided (i) the

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sale, lease or transfer of substantially all the assets of the Company, (ii) the discontinuance of the Company out of Bermuda to another jurisdiction (iii) mergers or amalgamations or (iv) any amendment to this Bye-law provision shall, in each case, be approved by the affirmative vote of a majority, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members.

(2) Notwithstanding the provisions of paragraph (1) of this Bye-law 44, each of the following actions shall be approved by the affirmative vote of at least two-thirds, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members: (i) [mergers or amalgamations with an Affiliate of the Company or any officers or directors of the Company or any Affiliate thereof, (ii)] the sale, lease or transfer of substantially all the assets of the Company to an Affiliate of the Company or any officers or directors of the Company or any Affiliate thereof[,] and (ii[i]) any amendment to Bye-laws 1(b), 1(j), 1(k), 1(m), 1(o), 1(r), 1(bb), 11, 51, 52, 53, 56(1), 65(2), 85 or 90[, shall, in each case, be approved by the affirmative vote of at least two-thirds, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting]; provided, however, that in the case of any amendments to Bye-laws 11, 51, 52, 53, 56(1) or 65(2), such amendments shall only be subject to this paragraph (2) if such amendment (A) could have the effect of increasing any of the rights of the Company relative to any Member, or (B) otherwise could adversely affect any Member. Any amendment to this paragraph 2 of Bye-law 44 shall be approved by the affirmative vote of at least two-thirds, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members.

(3) Notwithstanding the provisions of paragraph (1) of this Bye-law 44, in the case of any transaction described in clause[s] [(vi) or (vii)] (i) of such paragraph (1) or in the case of a merger or amalgamation with a third party (in addition to any approval requirements set out in the Act), where any Member does not have the same right to receive the same consideration as all other Members in such transaction, such transaction must be approved by the affirmative vote of at least two-thirds, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members. Any amendment to this paragraph (3) of Bye-law 44 shall be approved by the affirmative vote of at least two-thirds, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members.

Vote Required

     The amendments to Bye-law 44 require approval by the affirmative vote of a majority, subject to Byelaw 51, of the total number of shares entitled to vote at the Annual General Meeting.

THE BOARD RECOMMENDS A VOTE ''FOR’’ ADOPTION OF
THE AMENDMENTS TO BYE-LAW 44.

AMENDMENT TO BYE-LAW 48
(Proposal No. 3p)

     The Board of Directors proposes to amend Bye-law 48 by deleting it in its entirety and replacing it with the text set forth below to revise the requirements and procedures relating to granting of proxies by shareholders. Among other things, these revisions will allow the Board of Directors to set a deadline for the return of proxies, which the Board believes is desirable in connection with the computing the effects of Bye-law 51 on the voting power of the Common Shares prior to shareholder meetings. Notwithstanding these revisions, shareholders will continue to have the right to attend shareholder meetings and, if they so desire, revoke any previously granted proxies and vote their shares in person. In addition, the revised bye-law will provide greater flexibility with respect to the form of proxy that may be used. Accordingly, Form “A” of the Bye-laws, which sets forth the form of proxy, will be deleted in its entirety. Set forth below is Bye-law 48 marked to show the changes proposed.

[The instrument appointing a proxy shall be in writing in the form, or as near thereto as circumstances admit, of Form “A” in the Schedule hereto, under the hand of the appointor or of the appointor’s attorney duly authorised in writing, or if the appointor is a corporation, either under its seal, or under the hand of a duly authorised officer or attorney. The decision of the chairman of any general meeting as to the validity of any instrument of proxy shall be final.]

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(1) Every Member entitled to vote has the right to do so either in person or by one or more persons authorised by a proxy executed and delivered in accordance with these Bye-laws. Every instrument of proxy, whether for a specified meeting or otherwise, shall be in such form (including, without limitation, written or electronic form) as the Directors may from time to time determine and as required by applicable law.

(2) A Person so authorised as a proxy or representative shall be entitled to exercise the same power on behalf of the grantor of the authority as the grantor could exercise and the grantor shall for the purposes of these Bye-laws be deemed to be present in person at any such meeting if a Person so authorised is present at the meeting.

(3) The instrument appointing a proxy together with such other evidence as to its due execution as the Board may from time to time require shall be delivered at the registered office of the Company (or at such place or places as may be specified in the notice convening the meeting or in any notice of any adjournment or, in either case or the case of a written resolution, in any document sent therewith), prior to the holding of the relevant meeting or adjourned meeting at which the individual named in the instrument proposes to vote or, in the case of a poll taken subsequently to the date of a meeting or adjourned meeting, before the time appointed for the taking of the poll, or, in the case of a written resolution, prior to the effective date of the written resolution and in default the instrument of proxy shall not be treated as valid.

(4) Instruments of proxy shall be in any common form or other form as the Board may approve and the Board may, if it thinks fit, send out with the notice of any meeting or any written resolution forms of instruments of proxy for use at the meeting or in connection with that written resolution. The instrument of proxy shall be deemed to confer authority to demand or join in demanding a poll and to vote on any amendment of a written resolution or amendment of a resolution put to the meeting for which it is given as the proxy thinks fit. The instrument of proxy shall unless the contrary is stated therein be valid as well for any adjournment of the meeting as for the meeting to which it relates.

(5) A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or unsoundness of mind of the principal, or revocation of the instrument of proxy or of the authority under which it was executed, provided, that no intimation in writing of such death, insanity or revocation shall have been received by the Company at its registered office (or such other place as may be specified for the delivery of instruments of proxy in the notice convening the meeting or other documents sent therewith) at least one hour before the commencement of the meeting or adjourned meeting, or the taking of the poll, or the day before the effective date of any written resolution at which the instrument of proxy is used.

(6) Subject to the Act, the Board may at its discretion, or the chairman of the relevant meeting may at his or her discretion with respect to such meeting only, waive any of the provisions of these Bye-laws related to proxies or authorisations and, in particular, may accept such verbal or other assurances as it thinks fit as to the right of any person to attend and vote on behalf of any Member at general meetings or to sign written resolutions.

Vote Required

     The amendment to Bye-law 48 requires approval by the affirmative vote of a majority, subject to Byelaw 51, of the total number of shares entitled to vote at the Annual General Meeting.

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THE BOARD RECOMMENDS A VOTE ''FOR’’ ADOPTION OF
THE AMENDMENT TO BYE-LAW 48.

AMENDMENTS TO BYE-LAW 56
(Proposal No. 3q)

     The Board of Directors proposes to amend Bye-laws 56(1) and (2) to make it clear that the Board of Directors has the power to issue preference shares, as granted in Bye-law 55. Set forth below is Bye-laws 56(1) and (2) marked to show the changes proposed.

(1) Subject to the provisions of Section 42 of the Act and the restrictions, if any, that are provided for in these Bye-laws from time to time, any preference shares may be issued that, at a determinable date or at the option of the Members of the Company, are liable to be redeemed on such terms and in such manner as the Company before the issue or conversion may by resolution approve [by the affirmative vote of two-thirds of the Members in general meeting entitled to vote on such a resolution].

(2) Subject to the provisions of Section 43 of the Act and the restrictions, if any, that are provided for in these Bye-laws from time to time, any preference shares may be converted into shares that, at a determinable date or at the option of the Company, are liable to be redeemed on such terms and in such manner as the Members of the Company before the conversion may by resolution approve [by the affirmative vote of two-thirds of the Members in general meeting entitled to vote on such a resolution].

Vote Required

     The amendments to Bye-law 56 require approval by the affirmative vote of two-thirds (66 2/3%), subject to Bye-law 51, of the total number of shares entitled to vote at the Annual General Meeting.

THE BOARD RECOMMENDS A VOTE ''FOR’’ ADOPTION OF
THE AMENDMENTS TO BYE-LAW 56.

AMENDMENT TO BYE-LAW 62
(Proposal No. 3r)

     The Board of Directors proposes to amend Bye-law 62 to reflect that the Branch Register of Members is located in the United States. Set forth below is Bye-law 62 marked to show the changes proposed.

The Register of Members shall be open to inspection at the registered office of the Company on every day other than a Saturday, Sunday or public holiday in Bermuda, or, in the case of a branch register, in the United States, in the jurisdiction where such Branch Register of Members is maintained, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each such day [other than a Saturday, Sunday or public holiday in Bermuda] be allowed for inspection. The Register of Members may, after notice has been given by advertisement in an appointed newspaper to that effect, be closed for any time or times not exceeding in the whole thirty days in each year.

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Vote Required

     The amendment to Bye-law 62 requires approval by the affirmative vote of a majority, subject to Byelaw 51, of the total number of shares entitled to vote at the Annual General Meeting.

THE BOARD RECOMMENDS A VOTE ''FOR’’ ADOPTION OF
THE AMENDMENT TO BYE-LAW 62.

AMENDMENT TO BYE-LAW 64
(Proposal No. 3s)

     The Board of Directors proposes to amend Bye-law 64(2). Bermuda law requires an instrument of transfer for every company, regardless of whether public or private. The proposed language gives the Board of Directors flexibility in the event Bermuda law changes to recognize that a public company may opt for electronic transfers. Accordingly, Form “C” of the Bye-laws, which sets forth the form of transfer, will be deleted in its entirety. Set forth below is Bye-law 64 marked to show the changes proposed.

[An instrument of transfer shall be in the form, or as near thereto as circumstances admit, of Form “C” in the Schedule hereto or in such other common form as the Board may accept. Such instrument of transfer shall be signed by or on behalf of the transferor and transferee; provided, that in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone.] An instrument of transfer shall be in such form as authorized by the Board but subject to the provisions of the Act applying to transfers of shares as the same shall stand from time to time including any provision requiring a proper instrument of transfer to be delivered to the Company, as the same may apply to the Company. The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members or such warrant until the same has been transferred to the transferee in the applicable register of warrants.

Vote Required

     The amendment to Bye-law 64 requires approval by the affirmative vote of a majority, subject to Byelaw 51, of the total number of shares entitled to vote at the Annual General Meeting.

THE BOARD RECOMMENDS A VOTE ''FOR’’ ADOPTION OF
THE AMENDMENT TO BYE-LAW 64.

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Exhibit A

MONTPELIER RE HOLDINGS LTD.

Amended and Restated Bye-laws as proposed to be revised

1-A

A M E N D E D A N D R E S T A T E D B Y E — L A W S

of

MONTPELIER RE HOLDINGS LTD.

1-A-i

1-A-ii

1-A-iii

Schedule — Form A (Intentionally Omitted)
Schedule — Form B (Bye-law 60)
Schedule — Form C (Intentionally Omitted)
Schedule — Form D (Bye-law 68)

1-A-iv

INTERPRETATION

1. Interpretation

     (1)  In these Bye-laws the following words and expressions shall, where not inconsistent with the context, have the following meanings respectively:

     (a)  “Act” means the Companies Act 1981 of Bermuda as amended from time to time;

     (b)  “Affiliate” means, with respect to any specified Person, a Person that directly or indirectly Controls, is Controlled by or is under common Control with such Person. Without limiting the generality of the foregoing, the term “Affiliate” shall include an investment fund managed by such Person or by a Person that directly or indirectly Controls, is Controlled by or is under common Control with such Person;

     (c)  “Auditor” includes any individual or partnership;

     (d)  “Bye-laws” means these Bye-laws and the Schedules attached hereto;

     (e)  “Business Day” means any day, other than a Saturday, a Sunday or any day on which banks in Hamilton, Bermuda or The City of New York, United States are authorised or obligated by law or executive order to close;

     (f)  “Board” means the Board of Directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the Directors present at a meeting of Directors at which there is a quorum;

     (g)  “Cause” means wilful misconduct, fraud, gross negligence, embezzlement or any other criminal conduct or any physical or mental disability that would substantially impair the ability of a Director to function in that capacity;

     (h)  “Code” means the United States Internal Revenue Code of 1986, as amended;

     (i)  “Company” means the company for which these Bye-laws are approved and confirmed;

     (j)  “Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and, except when used in the term “Controlled Shares” as defined in Bye-law 1(k) below, “Controlling” and “Controlled” shall have meanings correlative to the foregoing;

     (k)  “Controlled Shares” in reference to any Person means all shares of the Company directly, indirectly or constructively owned by such Person within the meaning of Section 958 of the Code;

     (l)  “day” means a calendar day;

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(m) “Designated Company Director” means a person elected to the office of Designated Company Director in accordance with Bye-law 85;

     (n)  “Director” means a director of the Company;

     (o)  “Fair Market Value” means, with respect to a repurchase of any shares of the Company in accordance with these Bye-laws or with respect to the exercise price of options under Bye-law 55(5), (a) if such shares are listed on a securities exchange (or quoted in a securities quotation system), the average closing sale price of such shares on such exchange (or in such quotation system), or, if such shares are listed on (or quoted in) more than one exchange (or quotation system), the average closing sale price of the shares on the principal securities exchange (or quotation system) on which such shares are then traded, or, if such shares are not then listed on a securities exchange (or quotation system) but are traded in the over-the-counter market, the average of the latest bid and asked quotations for such shares in such market, in each case for the last five trading days immediately preceding the day on which notice of the repurchase of such shares is sent pursuant to these Bye-laws or the day on which the options are granted under Bye-law 55(5), or (b) (i) with respect to a repurchase, if no such closing sales prices or quotations are available because such shares are not publicly traded or otherwise, the fair value of such shares as determined by one independent U.S. nationally recognised investment banking firm chosen by the Member whose shares are to be so repurchased by the Company and reasonably satisfactory to the Company; provided, that the calculation of the Fair Market Value of the shares made by such appointed investment banking firm (A) shall not include any discount relating to (x) the absence of a public trading market for, or any transfer restrictions on, such shares, or (y) the fact that such shares being repurchased represent a minority of the issued and outstanding shares, and (B) shall be final and the fees and expenses stemming from such calculation shall be borne by the Company or its assignee, as the case may be, or (ii) with respect to the exercise price of options, if no such closing sales prices or quotations are available because such shares are not publicly traded or otherwise, the fair value of such shares as determined by the Board of Directors of the Company in good faith;

     (p)  “initial public offering” means the completion, whether by the Company or any Members, of the initial public offering of the shares pursuant to a registration statement filed pursuant to the Securities Act;

     (q)  “Member” means the Person registered in the Register of Members as the holder of shares in the Company and, when two or more Persons are so registered as joint holders of shares, means the Person whose name stands first in the Register of Members as one of such joint holders or all of such Persons as the context so requires;

     (r)  “9.5% U.S. Shareholder” of the Company means a U.S. Person that owns shares (within the meaning of Section 958(a) of the Code) and is considered a “United States shareholder” of the Company (as defined in Section 951(b) of the Code); provided, that for these purposes, “9.5 percent” shall be substituted for “10 percent” wherever such term appears in Section 951(b) of the Code;

     (s)  “notice” means written notice as further defined in these Bye-laws unless otherwise specifically stated;

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(t) “Officer” means any person appointed by the Board to hold an office in the Company;

     (u)  “Person” means an individual, company, corporation, limited liability company, firm, partnership, trust, estate, unincorporated association, other entity or a body of Persons;

     (v)  “Register of Directors and Officers” means the Register of Directors and Officers referred to in these Bye-laws;

     (w)  “Register of Members” means the Register of Members referred to in these Bye-laws;

     (x)  “Resident Representative” means any person appointed to act as resident representative and includes any deputy or assistant resident representative;

     (y)  “Secretary” means the person appointed to perform any or all the duties of secretary of the Company and includes any deputy or assistant secretary;

     (z)  “Rule 144” means Rule 144 under the Securities Act, or any successor rule thereto;

     (aa)  “Securities Act” means the U.S. Securities Act of 1933, as amended, or any U.S. federal statute then in effect which has replaced such statute, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such replacement federal statute;

     (bb)  “U.S. Person” means (i) an individual who is a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for U.S. federal tax purposes that is created in, or organised under the laws of, the United States or any state thereof or the District of Columbia, (iii) an estate that is subject to U.S. federal income tax on its income regardless of its source, (iv) a “U.S. Trust” (as defined in the Code) or (v) any entity treated as one of the foregoing under any provision of the Code (e.g., a Bermuda insurance company that elects under Section 953(d) of the Code to be treated as a domestic corporation);

     (cc)  “United Kingdom” means England, Scotland, Wales and Northern Ireland; and

     (dd)  “United States” or “U.S.” means the United States of America and dependent territories or any part thereof.

     (2)  In these Bye-laws, where not inconsistent with the context:

     (a)  words denoting the plural number include the singular number and vice versa;

     (b)  words denoting the masculine gender include the feminine gender;

     (c)  the word:

(i)	“may” shall be construed as permissive;

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(ii) “shall” shall be construed as imperative; and

(d)	unless otherwise provided herein, words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

(3)	Expressions referring to writing or written shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in a visible form.

(4)	Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

BOARD OF DIRECTORS

2. Board of Directors

     The business of the Company shall be managed and conducted by the Board.

3. Management of the Company

     (1)  In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by statute or by these Bye-laws, required to be exercised by the Company in general meeting subject, nevertheless, to these Bye-laws, the provisions of any statute and to such directions as may be prescribed by the Company in general meeting.

     (2)  No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

     (3)  The Board may procure that the Company pays all expenses incurred in promoting and incorporating the Company.

4. Power to Appoint Managing Director or Chief Executive Officer

     The Board may, from time to time, appoint one or more Directors to the office of managing director or chief executive officer of the Company who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company.

5. Power to Appoint Manager

     The Board may appoint a person to act as manager of the Company’s day to day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business.

6. Power to Authorise Specific Actions

     Except as otherwise provided herein, the Board may from time to time and at any time authorise any Person or body of Persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any agreement, document or instrument on

1-A-4

behalf of the Company and to make regulatory filings and take such other actions as the Board may authorise.

7. Power to Appoint Attorney

     The Board may from time to time and at any time by power of attorney appoint any Person or body of Persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney. Such attorney may, if so authorised under the seal of the Company, execute any deed or instrument under such attorney’s personal seal with the same effect as the affixation of the seal of the Company.

8. Power to Delegate to a Committee

     The Board may delegate any of its powers to a committee appointed by the Board which shall consist entirely of Directors and every such committee shall conform to such directions as the Board shall impose on them. The meetings and proceedings of any such committee shall be governed by the provisions of these Bye-laws regulating the meetings and proceedings of the Board, so far as the same are applicable and are not superseded by directions imposed by the Board.

9. Power to Appoint and Dismiss Employees

     The Board may appoint, suspend or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties.

10. Power to Borrow and Charge Property

     (1)  The Board may exercise all the powers of the Company to borrow money, to assume, guarantee or otherwise become directly or indirectly liable for indebtedness for borrowed money, and to mortgage or charge its undertaking, property and uncalled capital, or any part thereof.

     (2)  The Board may exercise all the powers of the Company to issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party.

11. Exercise of Power to Purchase Shares of or Discontinue the Company

     (1)  The Board may exercise all the powers of the Company to purchase all or any part of its own shares pursuant to Section 42A of the Act.

     (2)  Intentionally Omitted

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     (3)  Without limiting the foregoing, subject to Section 42A of the Act and the approval of the Bermuda Monetary Authority or other applicable governmental or regulatory body (such approval restriction being applicable to all this Bye-law 11(3)), if the Board reasonably determines in good faith based on an opinion of counsel that share ownership, directly, indirectly or constructively, by any Member is likely to result in adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any of its subsidiaries or any of its Members, the Company will have the option, but not the obligation, to purchase the minimum number of shares which is necessary to avoid or cure such adverse consequences or treatment (but only to the extent the Board reasonably determines in good faith that such action would avoid or cure such adverse consequences or treatment) with immediately available funds in an amount equal to the Fair Market Value of such shares on the date the Company repurchases such shares (the “Purchase Price”), subject to the provisions of this Bye-law 11(3).

     The Board shall notify such Member promptly that it has determined that the provisions of this Bye-law 11(3) may apply to such Member, and shall provide such Member with seventy-five (75) days (subject to any extension reasonably necessary to obtain regulatory approvals necessary in connection with any proposed sale by the Member, if being diligently pursued, but in any event not more than an additional ninety (90) days), prior to and in lieu of such repurchase, to remedy the circumstances pursuant to which the ownership of shares by such Member may result in adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any of its subsidiaries or any of its Members (including by such Member selling such shares to a third party, subject to Bye-law 65 and any other relevant provisions of these Bye-laws; provided, that, for the avoidance of doubt, this Bye-law 11(3) does not release such Member from any contractual restriction on transfer to which such Member is subject) and, if applicable, to select an investment bank to determine the Fair Market Value of such shares.

     If a Member subject to application of this Bye-law 11 does not remedy the consequences or treatment described in the preceding two paragraphs within the period referred to above, the Company shall have the right, but not the obligation, to purchase such shares at the Fair Market Value thereof. If the Company shall determine not to purchase such shares at the Fair Market Value pursuant to this Bye-law 11, the Company shall notify each other Member thereof, and shall permit the other Members to purchase such shares at the Fair Market Value in its stead, pro rata, to the number of shares then held by each such Member, and then, to the extent that any Members shall fail to accept such offer, to the other Members who have elected to purchase their portion of such shares. After offering the shares to be repurchased to the other Members in accordance with the preceding sentence, the Company will also be entitled to assign its purchase right to a third party which may purchase such shares at the Fair Market Value. Each Member shall be bound by the determination by the Company to purchase or assign its right to purchase such Member’s shares and, if so required by the Company, shall sell the number of shares that the Company requires it to sell.

     The Board will exercise all reasonable efforts to exercise this option to purchase shares from Members equitably and, to the extent possible, equally among similarly situated Members.

     In the event that the Member(s) or the Company or its assignee(s) determine to purchase any such shares, the Company shall provide each Member concerned with written notice of such

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determination (a “Purchase Notice”) at least five calendar days prior to such purchase or such shorter period as each such Member may authorise, specifying the date on which any such shares are to be purchased and the Purchase Price. The Company may revoke the Purchase Notice at any time before the Member(s), the Company or its assignee(s) pay for the shares. The Board may authorise any person to sign, on behalf of any Member who is the subject of a Purchase Notice, an instrument of transfer relating to any of such Member’s shares which the Company has an option to purchase. Payment of the Purchase Price by the Member(s), the Company or its assignee(s) shall be by wire transfer or certified check and made at a closing to be held no less than five calendar days after receipt of the Purchase Notice by the selling Member.

     (4)  Intentionally Omitted

12. Election of Directors

     The Board shall consist of five (5) Directors or such number in excess thereof as the Members may from time to time determine that shall be elected, except in the case of vacancy, at the annual general meeting or any special general meeting, in accordance with this Bye-law. The Directors shall be divided into three (3) classes as nearly equal as possible (Class A, Class B and Class C). The initial Class A Directors shall serve for a term expiring at the annual general meeting of Members to be held in 2003; the initial Class B Directors shall serve for a term expiring at the annual general meeting of Members to be held in 2004; and the initial Class C Directors shall serve for a term expiring at the annual general meeting of Members to be held in 2005. At each annual general meeting of Members, the successor or successors of the class of Directors shall hold office for a term expiring at the annual general meeting of Members held in the third year following the year of their election. The Directors elected to each class shall hold office until their successors are duly elected and qualified or until their earlier death, disqualification, resignation, or removal.

13. Defects in Appointment of Directors

     All acts done bona fide by any meeting of the Board or by a committee of the Board or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

14. Alternate Directors

     The Company shall only have alternate directors if approved by the Board and the Members in general meeting.

15. Observers’ Rights

     The Board may grant, in its discretion and to Members who so request, the right to designate persons to attend meetings of the Board or committees appointed by the Board, in each case as non-voting observers. Any such observers shall be reasonably acceptable to the Board. Such grant of observers’ rights by the Board may be revoked by the Board, subject to any relevant contract in which the Company has agreed to grant observers’ rights. The Company

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shall not be responsible for any travel or other expenses of any such observer. No breach of any observer’s rights shall invalidate any proceeding or resolution of the Board.

16. Removal of Directors

     (1)  Subject to any provision to the contrary in these Bye-laws, the Members may, at any annual general meeting or any special general meeting convened and held in accordance with these Bye-laws, remove a Director, only for Cause by the affirmative vote of Members holding at least a majority of the total combined voting power of all of the issued and outstanding shares of the Company after giving effect to any reduction in voting power required under Bye-law 51; provided, that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than 14 days before the meeting and at such meeting such Director shall be entitled to be heard on the motion for such Director’s removal.

     (2)  A vacancy on the Board created by the removal of a Director under this Bye-law may only be filled by the affirmative vote of Members holding at least a majority of the total combined voting power of all of the issued and outstanding shares of the Company after giving effect to any reduction in voting power required under Bye-law 51. A Director so elected shall hold office in the same class of Directors as the removed Director held until the next annual general meeting or until such Director’s office is otherwise vacated.

17. Vacancies on the Board

     (1)  The Board shall have the power from time to time and at any time, by the affirmative vote of at least a majority of the Directors then in office, to appoint any person as a Director to fill a vacancy on the Board occurring as the result of the death, disability, disqualification or resignation of any Director. A Director so appointed shall hold office in the same class of Directors as the Director whose vacant position he is filling until the next annual general meeting or until such Director’s office is otherwise vacated.

     (2)  The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may act for the purpose of (i) summoning a general meeting of the Company or (ii) preserving the assets of the Company.

     (3)  The office of Director shall be vacated if the Director:-

     (a)  is removed from office for Cause pursuant to Bye-law 16 or is prohibited from being a Director by law;

     (b)  is or becomes bankrupt or makes any arrangement or composition with his creditors generally;

     (c)  is or becomes of unsound mind or dies;

     (d)  resigns his or her office by notice in writing to the Company.

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18. Notice of Meetings of the Board

     (1)  A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board upon notice duly given as provided in Bye-law 18(2) below.

     (2)  Notice of a meeting of the Board shall be deemed to be duly given to a Director if, at least 7 days prior to such meeting, it is given to such Director verbally in person or by telephone or otherwise communicated or sent to such Director by post, cable, telex, telecopier, facsimile or other mode of representing words in a legible and non-transitory form at such Director’s last known address or any other address given by such Director to the Company for this purpose; provided, however, that a Director may consent to a shorter notice of any meeting period than the requirement of the 7 days’ prior notice period of any meeting orally or in writing before the commencement of the meeting.

19. Quorum at Meetings of the Board

     (1)  The quorum necessary for the transaction of business at a meeting of the Board shall be a majority of the Directors in office from time to time and in no event shall be less than three (3) Directors.

     (2)  The quorum necessary for the transaction of business at a meeting of any committee of the Board shall be two persons who sit on such committee.

20. Meetings of the Board

     (1)  The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit.

     (2)  Directors may participate in any meeting of the Board by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

     (3)  Each Director shall have one (1) vote on any resolution to be decided by the Board unless disqualified from voting in accordance with these Bye-laws. Except as otherwise provided herein, a resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

21. Unanimous Written Resolutions

     A resolution in writing signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution. Such resolution shall be deemed to be adopted, as an act of the Board, at the place where, and at the time when, the last signature of a Director is affixed thereto.

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22. Contracts and Disclosure of Directors’ Interests

     (1)  Any Director, or any Director’s firm, partner or any company with whom any Director is associated, may act in a professional capacity for the Company and such Director or such Director’s firm, partner or such company shall be entitled to remuneration for professional services as if such Director were not a Director; provided, that nothing herein contained shall authorise a Director or Director’s firm, partner or such company to act as Auditor of the Company.

     (2)  As required by the Act, a Director shall declare the nature of any direct or indirect interest in a contract or proposed contract or arrangement between the Company and himself, his Affiliates, or a Person who employs or has employed the Director within the preceding twelve (12) months.

     (3)  A Director may not vote in respect of any contract or proposed contract or arrangement in which any of the following Persons are interested: (i) the Director; (ii) the Director’s Affiliates (except for the Company or any Designated Company, as defined in Bye-law 85); or (iii) a Person who employs or has employed the Director within the preceding twelve (12) months. Such a director may be counted in the quorum at such meeting. A resolution with regard to a vote in respect of any such contract or proposed contract or arrangement shall be carried by the affirmative votes of a majority of the votes cast by Directors at such meeting who are not so, directly or indirectly, interested.

23. Remuneration of Directors

     (1)  The remuneration and benefits (if any) of the Directors, including without limitation, participation in any share option or incentive plan and loans (with the general or specific consent required by Section 96 of the Act) in connection therewith, shall only be permitted to the extent permitted under applicable law, and shall be determined by the Board and shall be deemed to accrue from day to day. The Directors shall also be reimbursed for all travel, hotel and other expenses properly incurred by them in attending and returning from meetings of the Board, any committee appointed by the Board, general meetings of the Company, or in connection with the business of the Company or their duties as Directors generally.

     (2)  A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his or her office of Director for such period on such terms as to remuneration and otherwise as the Board may determine.

     (3)  To the extent permitted under applicable law, the Board may award special remuneration and benefits to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than his or her ordinary routine work as a Director. Any fees paid to a Director who is also counsel or attorney to the Company, or otherwise serves it in a professional capacity, shall be in addition to his or her remuneration as a Director.

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OFFICERS

24. Officers of the Company

     The Officers of the Company shall consist of a President and a Vice President or a Chairman and a Deputy Chairman, a Secretary and such additional Officers as the Board may from time to time determine all of whom shall be deemed to be Officers for the purposes of these Bye-laws.

25. Appointment of Officers

     (1)  The Board shall, as soon as possible after the statutory meeting of Members and after each annual general meeting, appoint a Chairman and a Deputy Chairman, who shall be Directors, or a President and a Vice President, who shall be Directors.

     (2)  The Secretary and additional Officers, if any, shall be appointed by the Board from time to time.

26. Remuneration of Officers

     The Officers shall receive such remuneration as the Board may from time to time determine.

27. Duties of Officers; Exercise of Executive Authority

     (1)  The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

     (2) Intentionally Omitted

28. Chairman of Meetings

     Unless otherwise agreed by a majority of those attending and entitled to attend and vote thereat, the Chairman, if there be one, and if not the President shall act as chairman at all meetings of the Members and of the Board at which such person is present. In their absence the Deputy Chairman or Vice President, if present, shall act as chairman and in the absence of all of them a chairman shall be appointed or elected by those present at the meeting and entitled to vote.

29. Register of Directors and Officers

     The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

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MINUTES

30. Obligations of Board to Keep Minutes

     (1)  The Board shall cause minutes to be duly entered in books provided for the purpose:-

     (a)  of all elections and appointments of Officers;

     (b)  of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

     (c)  of all resolutions and proceedings of general meetings of the Members, meetings of the Board, meetings of managers and meetings of committees appointed by the Board.

     (2)  Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

INDEMNITY

31. Indemnification of Directors and Officers of the Company

     (1) The Company shall indemnify its Officers and Directors to the fullest extent possible except as prohibited under the Act. Without limiting the foregoing, the Directors, Secretary and other Officers (such term to include for the purposes of Bye-laws 30 and 31, any Person appointed to any committee by the Board or any Person who is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan)) and employees of the Company acting in relation to any of the affairs of the Company and the liquidator or trustees (if any) acting in relation to any of the affairs of the Company, and every one of them, and their heirs, executors and administrators, shall be indemnified and secured harmless out of the assets of the Company (and the Company, in the discretion of the Board, may so indemnify and secure harmless a Person by reason of the fact that such Person was an agent of the Company or was serving at the request of the Company in any other capacity for or on behalf of the Company) from and against all actions, costs, charges, losses, damages and expenses (including, without limitation, attorney’s fees in defending any such action or in proceeding against the Company to recover under this Bye-law) which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted (actual or alleged) in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, including without limitation, any acts taken or omitted with regard to subsidiary companies of the Company, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for the acts of or the solvency or honesty of any bankers or other persons with whom any moneys or effect belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto; provided, that this indemnity shall not extend to any matter prohibited by the Act.

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     (2)  Any indemnification under this Bye-law 30, unless ordered by a court, shall be made by the Company only as authorised in the specific case upon a determination that indemnification of such Person is proper in the circumstances because such Person has met the applicable standard of conduct set forth in paragraph (a) of this Bye-law 30. Such determination shall be made (i) by the Board by a majority vote of disinterested Directors or (ii) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion or (iii) by the Members.

     (3)  Expenses (including, without limitation, attorneys’ fees) actually and reasonably incurred by any Director, Secretary, other Officer or employee of the Company in defending any civil, criminal, administrative or investigative action, suit or proceeding or threat thereof for which indemnification is sought pursuant to paragraph (a) of this Bye-law 30 shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Person to repay such amount if it shall be ultimately determined that such Person is not entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law; provided, that if it is determined by either (i) a majority vote of Directors who were not parties to such action, suit or proceeding or (ii) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion, that there is no reasonable basis to believe that such Person is entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law, then no expense shall be advanced in accordance with this paragraph (c) of this Bye- law 30. The Company, in the discretion of the Board, may pay such expenses (including attorneys’ fees) incurred by agents of the Company or by Persons serving at the request of the Company in any other capacity for or on behalf of the Company upon the receipt of the aforesaid undertaking and such terms and conditions, if any, as the Board deems appropriate.

     (4)  The indemnification and advancement of expenses provided in these Bye-laws shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may now or hereafter be entitled under any statute, agreement, vote of Members or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

     (5)  The indemnification and advancement of expenses provided by, or granted pursuant to, this Bye-law 30 shall, unless otherwise provided when authorised or ratified, continue as to a Person who has ceased to hold the position for which such Person is entitled to be indemnified or advanced expenses and shall inure to the benefit of the heirs, executors and administrators of such a Person.

     (6)  The Company may purchase and maintain insurance to protect itself and any Director, Officer or other Person entitled to indemnification pursuant to this Bye-law to the fullest extent permitted by law.

     (7)  No amendment or repeal of any provision of this Bye-law 30 shall alter, to the detriment of any Person, the right of such Person to the indemnification or advancement of expenses related to a claim based on an act or failure to act which took place prior to such amendment, repeal or termination.

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32. Waiver of Claim by Member

     Each Member agrees to waive any claim or right of action such Member might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company; provided, that such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or Officer.

MEETINGS

33. Notice of Annual General Meeting

     The annual general meeting of the Company shall be held in each year other than the year of incorporation at such time and place as the President or the Chairman or any two Directors or any Director and the Secretary or the Board shall appoint. No annual general meeting shall take place in the United States or in the United Kingdom. At least 15 days’ notice of such meeting shall be given to each Member stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting.

34. Notice of Special General Meeting

     The President or the Chairman or any two Directors or any Director and the Secretary or the Board may convene a special general meeting of the Company whenever in their judgement such a meeting is necessary, upon not less than 15 days’ notice which shall state the date, time, place and the general nature of the business to be considered at the meeting. No special general meeting shall take place in the United States or in the United Kingdom.

35. Accidental Omission of Notice of General Meeting

     The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any Person entitled to receive notice shall not invalidate the proceedings at that meeting.

36. Meeting Called on Requisition of Members

     Notwithstanding anything herein, the Board shall, on the requisition of Members holding at the date of the deposit of the requisition of not less than one tenth of the paid up share capital of the Company as at the date of the deposit carrying the right to vote at general meetings of the Company, forthwith proceed to convene a special general meeting of the Company and the provisions of Section 74 of the Act shall apply.

37. Short Notice

     A general meeting of the Company shall, notwithstanding that it is called by shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general

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meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, being a majority together holding not less than ninety-five percent (95%) in nominal value of the shares of the Company giving a right to attend and vote thereat in the case of a special general meeting.

38. Postponement of Meetings

     The Secretary may postpone any general meeting called in accordance with the provisions of these Bye-laws (other than a meeting requisitioned under these Bye-laws); provided, that notice of postponement is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

39. Quorum for General Meeting

     At the commencement of any general meeting of the Company two or more persons present in person and representing in person or by proxy in excess of 50% of all of the issued and outstanding shares of the Company which have voting rights attached to them shall form a quorum for the transaction of business; provided, that if the Company shall at any time have only one Member, one Member present in person or by proxy shall form a quorum for the transaction of business at any general meeting of the Company held during such time. If within half an hour from the time appointed for the meeting a quorum is not present, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine.

40. Adjournment of Meetings

     The chairman of a general meeting may, with the consent of the Members at any general meeting at which a quorum is present (and shall if so directed), adjourn the meeting. Unless the meeting is adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

41. Attendance at Meetings

     Members may participate in any general meeting by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting; provided, however, that no Member may participate in any general meeting while that Member (or, if any Member is a Person who is not an individual, its representative) is physically present in the United States).

42. Written Resolutions

     (1)  Subject to subparagraph (6) of this Bye-law, anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members of the Company, may, without a meeting and without any previous notice being required, be done by resolution in writing signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members who at the date of the resolution would be entitled to attend the meeting and vote on the resolution.

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     (2)  A resolution in writing may be signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members, or any class thereof, in as many counterparts as may be necessary.

     (3)  For the purposes of this Bye-law, the date of the resolution is the date when the resolution is signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Member to sign and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date.

     (4)  A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

     (5)  A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of Sections 81 and 82 of the Act.

     (6)  This Bye-law shall not apply to:-

     (a)  a resolution passed pursuant to Section 89(5) of the Act; or

     (b)  a resolution passed for the purpose of removing a Director before the expiration of his term of office under these Bye-laws.

43. Attendance of Directors

     The Directors of the Company shall be entitled to receive notice of and to attend and be heard at any general meeting.

44. Voting at Meetings

     (1)  Except as required by the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative vote of a majority of the votes cast at such meeting (after giving effect to the provisions of Bye-law 51) and in the case of an equality of votes the resolutions shall fail provided (i) the sale, lease or transfer of substantially all the assets of the Company, (ii) the discontinuance of the Company out of Bermuda to another jurisdiction or (iii) any amendment to this Bye-law provision shall, in each case, be approved by the affirmative vote of a majority, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members.

     (2)  Notwithstanding the provisions of paragraph (1) of this Bye-law 44, each of the following actions shall be approved by the affirmative vote of at least two-thirds, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members: (i) the sale, lease or transfer of substantially all the assets of the Company to an Affiliate of the Company or any officers or directors of the Company or any Affiliate thereof and (ii) any amendment to Bye-laws 1(b), 1(j), 1(k), 1(m), 1(o), 1(r), 1(bb), 11, 51, 52, 53, 56(1), 65(2), 85 or 90; provided, however, that in the case of any amendments to Bye-laws 11, 51, 52, 53, 56(1) or 65(2), such amendments shall only be subject to this paragraph (2) if such amendment (A) could have the effect of increasing any of the rights of the Company relative to any Member, or (B) otherwise could adversely affect any Member.

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Any amendment to this paragraph 2 of Bye-law 44 shall be approved by the affirmative vote of at least two-thirds, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members.

     (3)  Notwithstanding the provisions of paragraph (1) of this Bye-law 44, in the case of any transaction described in clause (i) of such paragraph (1) or in the case of a merger or amalgamation with a third party (in addition to any approval requirements set out in the Act), where any Member does not have the same right to receive the same consideration as all other Members in such transaction, such transaction must be approved by the affirmative vote of at least two-thirds, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members. Any amendment to this paragraph (3) of Bye-law 44 shall be approved by the affirmative vote of at least two-thirds, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members.

     (4)  Notwithstanding the provisions of paragraph (1) of this Bye-law 44, any amendment to (i) the last paragraph of Bye-law 54 or (ii) this paragraph 4 of Bye-law 44, shall, in each case, be approved by the affirmative vote of at least two-thirds, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members.

     (5)  Notwithstanding any provision in this Bye-law to the contrary, if the Act requires that any relevant class of Members approve any action or the Act requires a higher vote, such voting requirements shall apply.

     (6)  No Member shall be entitled to vote at any general meeting unless such Member has paid all the calls on all shares held by such Member.

45. Decision of Chairman

     At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to the provisions of these Bye-laws, be conclusive evidence of that fact.

46. Demand for a Poll

     (1)  Notwithstanding the provisions of the immediately preceding two Bye-laws, at any general meeting of the Company, in respect of any question proposed for the consideration of the Members (whether before or on the declaration of the result of a show of hands as provided for in these Bye-laws), a poll may be demanded by any of the following persons:-

(a) the chairman of such meeting; or

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     (b)  at least three Members present in person or represented by proxy; or

     (c)  any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

     (d)  any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all such shares conferring such right.

     (2)  Where, in accordance with the provisions of subparagraph (1) of this Bye-law, a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares and to the provisions of Bye-law 51, every person present at such meeting shall have one vote for each share of which such person is the holder or for which such person holds a proxy and such vote shall be counted in the manner set out in subparagraph (4) of this Bye-law or in the case of a general meeting at which one or more Members are present by telephone in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands.

     (3)  A poll demanded in accordance with the provisions of subparagraph (1) of this Bye-law, for the purpose of electing a chairman of the meeting or on a question of adjournment, shall be taken forthwith and a poll demanded on any other question shall be taken in such manner and at such time and place as the Chairman (or acting chairman) may direct and any business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll.

     (4)  Where a vote is taken by poll, each person present and entitled to vote shall be furnished with a ballot paper on which such person shall record his or her vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. At the conclusion of the poll, the ballot papers shall be examined and counted by a committee of not less than two Members or proxy holders appointed by the chairman for the purpose and the result of the poll shall be declared by the chairman.

47. Seniority of Joint Holders Voting

     In the case of joint holders, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

48. Instrument of Proxy

     (1)  Every Member entitled to vote has the right to do so either in person or by one or more persons authorised by a proxy executed and delivered in accordance with these Bye-laws. Every instrument of proxy, whether for a specified meeting or otherwise, shall be in such form (including, without limitation, written or electronic form) as the Directors may from time to time determine and as required by applicable law.

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     (2)  A Person so authorised as a proxy or representative shall be entitled to exercise the same power on behalf of the grantor of the authority as the grantor could exercise and the grantor shall for the purposes of these Bye-laws be deemed to be present in person at any such meeting if a Person so authorised is present at the meeting.

     (3)  The instrument appointing a proxy together with such other evidence as to its due execution as the Board may from time to time require shall be delivered at the registered office of the Company (or at such place or places as may be specified in the notice convening the meeting or in any notice of any adjournment or, in either case or the case of a written resolution, in any document sent therewith), prior to the holding of the relevant meeting or adjourned meeting at which the individual named in the instrument proposes to vote or, in the case of a poll taken subsequently to the date of a meeting or adjourned meeting, before the time appointed for the taking of the poll, or, in the case of a written resolution, prior to the effective date of the written resolution and in default the instrument of proxy shall not be treated as valid.

     (4)  Instruments of proxy shall be in any common form or other form as the Board may approve and the Board may, if it thinks fit, send out with the notice of any meeting or any written resolution forms of instruments of proxy for use at the meeting or in connection with that written resolution. The instrument of proxy shall be deemed to confer authority to demand or join in demanding a poll and to vote on any amendment of a written resolution or amendment of a resolution put to the meeting for which it is given as the proxy thinks fit. The instrument of proxy shall unless the contrary is stated therein be valid as well for any adjournment of the meeting as for the meeting to which it relates.

     (5)  A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or unsoundness of mind of the principal, or revocation of the instrument of proxy or of the authority under which it was executed, provided, that no intimation in writing of such death, insanity or revocation shall have been received by the Company at its registered office (or such other place as may be specified for the delivery of instruments of proxy in the notice convening the meeting or other documents sent therewith) at least one hour before the commencement of the meeting or adjourned meeting, or the taking of the poll, or the day before the effective date of any written resolution at which the instrument of proxy is used.

     (6)  Subject to the Act, the Board may at its discretion, or the chairman of the relevant meeting may at his or her discretion with respect to such meeting only, waive any of the provisions of these Bye-laws related to proxies or authorisations and, in particular, may accept such verbal or other assurances as it thinks fit as to the right of any person to attend and vote on behalf of any Member at general meetings or to sign written resolutions.

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49. Representation of Corporations at Meetings

     A corporation which is a Member may, by written instrument, authorise such person as it thinks fit to act as its representative at any meeting of the Members and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Member. Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he or she thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation that is a Member.

VOTES OF MEMBERS

50. General

     Each share shall entitle or limit the holder thereof to such voting rights attributable to that class (or series) of share, but the exercise of any voting right shall be subject to the provisions of Bye-law 51 below.

51. Limitation on Voting Rights of Controlled Shares

     (1)  If, as a result of giving effect to the provisions of Bye-law 50 or otherwise, the votes conferred by the Controlled Shares of any Person would otherwise represent more than 9.5% of the voting power of all of the shares entitled to vote generally at an election of Directors, the votes conferred by the Controlled Shares of such Person are hereby reduced (and shall be automatically reduced in the future) by whatever amount is necessary so that after any such reduction the votes conferred by the Controlled Shares of such Person shall constitute 9.5% of the total voting power of all of the shares entitled to vote generally at any election of Directors.

     (2)  In determining the reduction in votes conferred by Controlled Shares pursuant to Bye-law 51(1), the reduction in the vote conferred by the Controlled Shares of any Person shall be effected proportionately among all the Controlled Shares of such Person; provided, however, that if a Member owns, or is treated as owning by the application of Section 958 of the Code, interests in another Member, the reduction in votes conferred by Controlled Shares of such Member (determined solely on the basis of shares held directly by such Member and shares attributed from such other Member) shall first be effected by reducing the votes conferred on the shares held directly by the Member that owns directly or through another entity an interest in such other Member. The reduction in the votes of the shares held by such Member effected by the foregoing proviso shall be conferred on the shares held by such Member (and not otherwise reduced by the operation of this Bye-law 51) to the extent that so doing does not cause any Person to be treated as a 9.5% U.S. Shareholder and any remaining reduction in votes shall then be conferred proportionately among the shares held by the other Members; provided, however, that no shares shall be conferred votes to the extent that so doing shall cause any Person to be treated as a 9.5% U.S. Shareholder.

     In the event that the aggregate reductions required by Bye-laws 51(1) and (2) result in less than 100 percent of the voting power of the shares being entitled to be cast, the excess of 100 percent of the voting power over the votes entitled to be cast shall be conferred on the shares held by the Members, proportionately, based on the number of shares held by each Member;

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provided, however, that the shares of a Member shall not be conferred votes to the extent that any U.S. Person would be considered a 9.5% U.S. Shareholder. The maximum votes that shall be conferred pursuant to this paragraph of Bye-law 51(2) on a corporation organised under the laws of the United Kingdom shall be 24.9%.

     (3)  Upon written notification by a Member to the Board, the number of votes conferred by the total number of shares held by such Member shall be reduced to that percentage of the total voting power of the Company, as so designated by such Member (subject to acceptance of such reduction by the Board in its sole discretion) so that (and to the extent that) such Member may meet any applicable insurance or other regulatory requirement (other than tax regulatory) or voting threshold or limitation that may be applicable to such member or to evidence that such Person’s voting power is no greater than such threshold.

     (4)  Notwithstanding anything to the contrary in this Bye-law 51, the votes conferred by the Controlled Shares of any Person shall not exceed such amount as would result in any U.S. Person that owns shares of the Company (within the meaning of Section 958(a) of the Code) being treated as owning (within the meaning of Section 958 of the Code) more than 9.5% (or the lower percentage designated by a Member pursuant to Bye-law 51(3) hereof) of the aggregate voting power of the votes conferred by all the shares of the Company entitled to vote generally at any election of Directors.

     (5)  The Board shall implement the foregoing in the manner set forth in this Bye-law. In addition to any other provision of this Bye-law 51, any shares shall not carry rights to vote or shall have reduced voting rights to the extent that the Board reasonably determines in good faith that it is necessary that such shares should not carry the right to vote or should have reduced voting rights in order to avoid adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any subsidiary of the Company or any Member or its affiliates; provided, that the Board will use reasonable efforts to exercise such discretion equally among similarly situated Members (to the extent possible under the circumstances).

52. Notice

     Prior to any vote being cast on a resolution proposed at a meeting, the Board of Directors shall notify the Members of the voting power conferred by their shares at such meeting determined in accordance with Bye-laws 50 and 51 hereof.

53. Requirement to Provide Information and Notice

     (1)  The Company shall have the authority to request from any holder of shares, and such holder of shares shall provide, (a) a statement setting forth that the holder is the direct beneficial owner of the shares or, if not, the identity of such direct beneficial owner (and, in the case of more than one beneficial owner, the shares owned by each such beneficial owner), the place of organisation of a direct beneficial owner that is other than a natural person and whether such direct beneficial owner has made an election to be treated as a U.S. Person for any purpose or whether such direct beneficial owner has elected to be treated as a Subchapter S corporation for U.S. federal income tax purposes, the citizenship and residency of any Person who is a natural person and whether such Person can be treated as a U.S. resident for U.S. tax purposes, a statement regarding whether the spouse or minor children of any such beneficial owner are also acquiring shares, and the names of the great grandparents, grandparents, parents, siblings, and lineal descendants (if living) of any such beneficial owner, and a statement as to whether such direct beneficial owner holds the power to vote the shares held by such holder and, if not, the identity of the Person empowered to vote those shares, (b) a list setting forth the name of every Person holding a direct interest in such beneficial owner, the percentage interest held by such Person therein (including, if applicable, the minimum and maximum percentage interest in the case of a direct beneficial owner the interests in which can vary), and whether such Person has a right to vote to determine the manner in which the direct beneficial owner is to vote the shares owned by such beneficial owner, (c) a list setting forth the name of any Person having an option or other right to acquire an interest in any direct beneficial owner of shares and the percentage of interests in such beneficial owner subject to such option or other right and (d) a list of any partnership or limited liability company in which the direct beneficial owner holds a direct interest and the percentage interest held therein (including, if applicable, the minimum and maximum percentage interest in the case of an interest in which can vary); provided, however, that for purposes of clause (b) of this Bye-law 53(1), if the beneficial owner of the shares is a publicly traded company, such beneficial owner shall be required to provide information only with respect to a Person having a 5% or greater ownership interest in the beneficial owner.

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For purposes of this Bye-law, a Person shall be treated as a “beneficial owner” if such Person is so treated for U.S. federal income tax purposes (without giving effect to any attribution or constructive ownership rules). In addition, the Company shall have the authority to request from any holder of shares, and such holder shall provide, to the extent that it is reasonably practicable for it to do so in such holder’s reasonable discretion, such additional information as the Company may reasonably request to determine the relationship of a holder with other holders.

     (2)  Any information provided by each Member to the Company pursuant to this Bye-law, the Initial Investor Questionnaire attached as Exhibit A to a Subscription Agreement, executed in connection with a subscription for shares of the Company (each a “Subscription Agreement”), or other information provided pursuant to this Bye-law or for purposes of making the analysis required by Bye-law 11, 51 or 65 or implementing Bye-law 90, shall be deemed “confidential information” (the “Confidential Information”) and shall be used by the Company solely for the purposes contemplated by those Bye-laws (except as may be required otherwise by applicable law or regulation). The Company shall hold such Confidential Information in strict confidence and shall not disclose any Confidential Information that it receives, except (i) to the Internal Revenue Service (the “Service”) if and to the extent the Confidential Information is required by the Service, (ii) to any outside legal counsel or accounting firm engaged by the Company to make determinations regarding the relevant Bye-laws, (iii) to officers and employees of the Company, as set forth in Bye-law 53(3) or (iv) as otherwise required by law or regulation.

     (3)  The Company shall take all measures practicable to ensure the continued confidentiality of the Confidential Information and shall grant the Persons referred to in Bye-law 53(2)(ii) above access to the Confidential Information only to the extent necessary to allow them to assist the Company in any analysis required by Bye-law 51, 11 or 65, to implement Bye-law 90 or to determine whether the Company would realise any income that would be included in the income of any Member (or any interest holder, whether direct or indirect, of any Member) by operation of Section 953(c) of the Code. Prior to granting access to the Confidential Information to such Persons or to any officer or employee as set forth below, the Company shall inform them

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of its confidential nature and of the provisions of this Bye-law and shall require them to abide by all the provisions hereof. The Company shall not disclose the Confidential Information to any Director (other than a Director that is also Chief Executive Officer, Chairman, Deputy Chairman, President or Vice President, except as required by law or regulation, upon request to the Company). The Company shall be permitted to disclose the Confidential Information to an officer (who is not also a Director of the Company) of the Company or any of its Subsidiaries, but only if such officer requires the Confidential Information to ensure that the Company satisfies the obligations set forth in Bye-law 90, to determine whether the Company would realise any income that would be included in the income of any Member by operation of Section 953(c) of the Code or to implement Bye-law 51, 11 or 65. For the avoidance of doubt, the Company shall be permitted to disclose to the Members and others the relative voting percentages of the Members after application of Bye-law 51. At the written request of a Member, the Confidential Information of such Member shall be destroyed or returned to such Member after the later to occur of (i) such Member no longer being a Member or (ii) the expiration of the applicable statute of limitations with respect to any Confidential Information obtained for purposes of engaging in any tax-related analysis.

     (4)  The Company shall (i) notify a Member immediately of the existence, terms and circumstances surrounding any request made to the Company to disclose any Confidential Information provided by or with respect to such Member and, prior to such disclosure, shall permit such Member a reasonable period of time to seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Bye-law, and (ii) if, in the absence of a protective order, such disclosure is required in the opinion of counsel to the Company, the Company shall make such disclosure without liability hereunder, provided that the Company shall furnish only that portion of the Confidential Information which is legally required, shall give such Member notice of the information to be disclosed as far in advance of its disclosure as practicable and, upon the request of such Member and at its expense, shall use best efforts to ensure that confidential treatment will be accorded to all such disclosed information.

     (5)  If a Member fails to respond to a request for information from the Company pursuant to this Bye-law, or submits incomplete or inaccurate information in response to such a request, the Company may in its reasonable discretion determine that such Member’s shares shall carry no or reduced, as the case may be, voting rights until otherwise determined by the Company in its reasonable discretion.

     (6)  The Board may rely exclusively on the analysis, deliberation, reports and other communications of those Persons specified in (i)-(iii) of Bye-law 53(2) above with respect to the collection, disclosure or use of the Confidential Information, including, but not limited to, satisfying the obligations set forth in Bye-law 90, determining whether the Company would realise any income that would be included in the income of any Member (or any interest holder, whether direct or indirect, of any Member) by operation of Section 953(c) of the Code or implementing Bye-law 51, 11 or 65.

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SHARE CAPITAL AND SHARES

54. Rights of Shares

     Subject to any resolution of the Members or, pursuant to Bye-law 55, the Board to the contrary and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the share capital of the Company shall be divided into shares of a single class the holders of which shall, subject to the provisions of these Bye-laws:

     (a)  be entitled to one vote per share (but the exercise of any voting right shall be subject to the provisions of Bye-law 51 hereof);

     (b)  be entitled to such dividends as the Board may from time to time declare;

     (c)  in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company; and

     (d)  generally be entitled to enjoy all of the rights attaching to shares.

     The Company shall not undertake any transaction (including, without limitation, any transaction in which any shares would be combined into a smaller number of shares) that would cause the Company to purchase, redeem or otherwise acquire any share or fractional share held by any Member without the agreement of such Member unless approved by the affirmative vote of eighty percent (80%) of the total number of shares entitled to vote at a meeting of Members (if such transaction occurs before an initial public offering) or unless approved by the affirmative vote of at least two-thirds of the total number of shares entitled to vote at a meeting of Members (if such transaction occurs after an initial public offering); provided, however, that the foregoing restriction shall not prevent the Company from effecting the provisions of Bye-law 11(2) or 11(3) or from engaging in any amalgamation with an entity not an Affiliate of the Company and not involving an internal restructuring, any discontinuance in Bermuda and continuance in a new jurisdiction or any scheme of arrangement, in accordance with the provisions of these Bye-laws.

55. Power to Issue Shares

     (1)  Subject to the restrictions, if any, that are provided for in these Bye-laws from time to time and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have power to issue any unissued shares of the Company at such times, for such consideration and on such terms and conditions as it may determine and, further, any shares or class of shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Board may determine. Further, the Board may create and issue shares of a new class or of any existing class of shares and the Board may generally exercise the powers of the Company set out in sections 45(1)(b), (c), (d) and (e) of the Act. The Board may also issue options, warrants or other rights to purchase or acquire shares or, subject to Section 43 of the Act, securities convertible into or exchangeable for shares (including any employee benefit plan providing for the issue of shares or options or rights in respect thereof), at such times, for such consideration and on such terms and conditions as it may determine. The Board may create and

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issue series of shares including, but not limited to, series of preferred shares (which may or may not be separate classes of preferred shares), at such times, for such consideration and on such terms and conditions, with similar or different rights or restrictions as any other series (or class) and to establish from time to time the number of preferred shares to be included in each such series (or class), and to fix the designation, powers, preferences, voting rights, dividend rights, repurchase provisions, and other rights, qualifications, limitations or restrictions thereof, as it may determine.

     (2)  The Board shall, in connection with the issue of any share, have the power to pay such commission and brokerage as may be permitted by law.

     (3)  The Company shall not give, whether directly or indirectly, whether by means of loan, guarantee, provision of security or otherwise, any financial assistance for the purpose of a purchase or subscription made or to be made by any Person of or for any shares in the Company, but nothing in this Bye-law shall prohibit transactions mentioned in Sections 39A, 39B and 39C of the Act.

     (4)  The Company may (and the Board may exercise such power) from time to time do any one or more of the following things:

     (a)  make arrangements on the issue of shares for a difference between the Members in the amounts and times of payments of calls on their shares;

     (b)  accept from any Member the whole or a part of the amount remaining unpaid on any shares held by him, although no part of that amount has been called up;

     (c)  pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others; and

     (d)  issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding up.

     (5)  Notwithstanding Bye-law 55(1), the Board may not grant options to directors, officers or employees of the Company to acquire shares at an exercise price less than the Fair Market Value of any such shares on the date of grant.

     56.     Variation of Rights, Alteration of Share Capital and Purchase of Shares of the Company

     (1) Subject to the provisions of Section 42 of the Act and the restrictions, if any, that are provided for in these Bye-laws from time to time, any preference shares may be issued that, at a determinable date or at the option of the Members of the Company, are liable to be redeemed on such terms and in such manner as the Company before the issue or conversion may by resolution approve.

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     (2)  Subject to the provisions of Section 43 of the Act and the restrictions, if any, that are provided for in these Bye-laws from time to time, any preference shares may be converted into shares that, at a determinable date or at the option of the Company, are liable to be redeemed on such terms and in such manner as the Members of the Company before the conversion may by resolution approve.

     (3)  If at any time the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths of the issued shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class in accordance with Section 47(7) of the Act. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith or having different restrictions. Further, the rights attaching to any shares shall be deemed not to be altered by the creation or issue of any share ranking in priority for payment of a dividend or in respect of capital or which confer on the holder thereof voting rights more favourable then those conferred by such common share.

     (4)  The Company may from time to time change the currency denomination of, increase, alter or reduce its share capital in accordance with the provisions of Sections 45 and 46 of the Act. Where, on any alteration of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit including, without limiting the generality of the foregoing, the issue to Members, as appropriate, of fractions of shares and/or arranging for the sale or transfer of the fractions of shares of Members.

     (5)  Subject to the restrictions, if any, that are provided for in these Bye-laws from time to time, the Company may from time to time purchase its own shares in accordance with the provisions of Section 42A of the Act.

57. Registered Holder of Shares

     (1)  In addition to the provisions of Section 65(7) of the Act, the Company shall be entitled to treat the registered holder of any share as the absolute owner thereof subject to any lien the Company may have with respect to such shares in accordance with these Bye-laws, and accordingly shall not be bound to recognise any equitable or other claim to, or interest in, such share on the part of any other Person.

     (2)  Any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the Member at such Member’s address in the Register of Members or, in the case of joint holders, to such address of the holder first named in the Register of Members, or to such Person and to such address as the holder or joint holders may in writing direct. If two or more Persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.

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58. Death of a Joint Holder

     Where two or more Persons are registered as joint holders of a share or shares then, in the event of the death of any joint holder or holders, the remaining joint holder or holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

59. Share Certificates

     (1)  Every Member shall be entitled to a certificate under the seal of the Company (or a facsimile) specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, how much has been paid thereon. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means. Notwithstanding the provisions of Bye-law 87, the Board may determine that a share or other security certificate need not be signed (the seal attested) on behalf of the Company.

     (2)  If any such certificate shall be proved to the satisfaction of the Board to have been worn out, lost, mislaid or destroyed the Board may cause a new certificate to be issued and request an indemnity for the lost certificate if it sees fit.

60. Lien on, Calls on and Forfeiture of Shares

     (1)  The Company shall have a first and paramount lien on every share (whether or not such share is a fully paid share) registered in the name of a Member (whether or not jointly with other Members) for all amounts of money presently payable by such Member or his or her estate to the Company in connection with any loan made by the Company to such Member to acquire shares in the Company or any holding company, subsidiary company or affiliated company of the Company as permitted under Section 39A(4)(c) of the Act and in connection with any other loan made by the Company to a Member for any other purpose whether the same shall have been incurred before or after notice to the Company of any equitable or other interest of any Person other than such Member, and whether the period for the payment or discharge of the same shall have actually arrived or not, and notwithstanding that the same are joint debts or liabilities of such Member or his or her estate and any other Person, whether a Member or not. The Company’s lien on a share shall extend to all dividends or other moneys payable thereon or in respect thereof. The Board may at any time, generally or in any particular case, waive any lien that has arisen or declare any share exempt in whole or in part, from the provisions of this Bye-law.

     (2)  Subject to these Bye-laws, the Company may sell in such manner as the Board determines any share on which the Company has a lien, but no sale shall be made unless some sum in respect of which the lien exists is presently payable, or the liability or engagement in respect of which such lien exists is liable to be presently fulfilled or discharged nor until the expiration of fourteen (14) clear days after a notice in writing, stating and demanding payment of the sum presently payable, or specifying the liability or engagement and demanding fulfilment or discharge thereof and giving notice of the intention to sell in default, has been served on the

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registered holder for the time being of the share or the Person entitled thereto by reason of his or her death or bankruptcy.

     (3)  The net proceeds of the sale shall be received by the Company and applied in or towards payment or discharge of the debt or liability in respect of which the lien exists, so far as the same is presently payable, and any residue shall (subject to a like lien for debts or liabilities not presently payable as existed upon the share prior to the sale) be paid to the Person entitled to the share at the time of the sale. To give effect to any such sale the Board may authorise some Person to transfer the shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the shares so transferred and he shall not be bound to see to the application of the purchase money, nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale.

     (4)  Subject to these Bye-laws and to the terms of allotment, the Board may from time to time make calls upon the Members in respect of any moneys unpaid on their shares (whether on account of the nominal value of the shares or by way of premium), and each Member shall (subject to being given at least fourteen (14) clear days’ notice specifying the time and place of payment) pay to the Company as required by such notice the amount called on his shares. A call may be extended, postponed or revoked in whole or in part as the Board determines but no member shall be entitled to any such extension, postponement or revocation except as a matter of grace and favour.

     (5)  A call shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed and may be made payable either in one lump sum or by instalments. The Board may make arrangements on the issue of shares for a difference between the shareholders in the amount of calls to be paid and in the times of payment.

     (6)  A Person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the shares in respect of which the call was made. The joint holders of a share shall be jointly and severally liable to pay all calls and instalments due in respect thereof or other moneys due in respect thereof.

     (7)  If a sum called in respect of a share is not paid before or on the day appointed for payment thereof, the Person from whom the sum is due shall pay interest on the amount unpaid from the day appointed for payment thereof to the time of actual payment at such rate as the Board may determine, but the Board may in its absolute discretion waive payment of such interest wholly or in part.

     (8)  No Member shall be entitled to receive any dividend or bonus or to be present and vote (save as proxy for another Member) at any general meeting either personally or by proxy, or be reckoned in a quorum, or exercise any other privilege as a Member until all calls or instalments due by him to the Company, whether alone or jointly with any other Person, together with interest and expenses (if any) shall have been paid.

     (9)  On the trial or hearing of any action or other proceedings for the recovery of any money due for any call, it shall be sufficient to prove that the name of the Member sued is entered in the Register as the holder, or one of the holders, of the shares in respect of which such

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debt accrued, that the resolution making the call is duly recorded in the minute book, and that notice of such call was duly given to the Member sued, in pursuance of these Bye-laws; and it shall not be necessary to prove the appointment of the Directors who made such call, nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.

     (10)  Any amount payable in respect of a share upon allotment or at any fixed date, whether in respect of nominal value or premium or as an instalment of a call, shall be deemed to be a call duly made and payable on the date fixed for payment and if it is not paid the provisions of these Bye-laws shall apply as if that amount had become due and payable by virtue of a call duly made and notified.

     (11)  The Board may, on the issue of shares, differentiate between the allottees or holders as to the amount of calls to be paid and the times of payment of such calls.

     (12)  The Board may, if it thinks fit, receive from any Member willing to advance the same, and either in money or money’s worth, all or any part of the moneys uncalled and unpaid or instalments payable upon any shares held by him and upon all or any of the moneys so advanced (until the same would, but for such advance, become presently payable) pay interest at such rate (if any) as the Board may decide. The Board may at any time repay the amount so advanced upon giving to such Member not less than one month’s notice in writing of its intention in that behalf, unless before the expiration of such notice the amount so advanced shall have been called up on the shares in respect of which it was advanced. Such payment in advance shall not entitle the holder of such share or shares to participate in respect thereof in a dividend subsequently declared.

     (13)  If a call remains unpaid after it has become due and payable the Board may give to the Person from whom it is due not less than fourteen (14) clear days’ notice:

     (a)  requiring payment of the amount unpaid together with any interest which may have accrued and which may still accrue up to the date of actual payment; and

     (b)  in the form, or as near thereto as circumstances admit, of Form “B” in the Schedule hereto.

     (14)  If the requirements of any such notice are not complied with, any share in respect of which such notice has been given may at any time thereafter, before payment of all calls and interest due in respect thereof has been made, be forfeited by a resolution of the Board to that effect, and such forfeiture shall include all dividends and bonuses declared in respect of the forfeited share but not actually paid before the forfeiture.

     (15)  When any share has been forfeited, notice of the forfeiture shall be served upon the Person who was before forfeiture the holder of the share. No forfeiture shall be invalidated by any omission or neglect to give such notice.

     (16) The Board may accept the surrender of any share liable to be forfeited hereunder and, in such case, references in these Bye-laws to forfeiture will include surrender.

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     (17)  Until cancelled in accordance with the requirements of the Act, a forfeited share shall be the property of the Company and, subject to Bye-laws 50 and 51, may be sold, re-allotted, or otherwise disposed of to such Person, upon such terms and in such manner as the Board determines, and at any time before a sale, re-allotment or disposition the forfeiture may be annulled by the Board on such terms as the Board determines.

     (18)  A Person whose shares have been forfeited shall cease to be a Member in respect of the forfeited shares but nevertheless shall remain liable to pay the Company all moneys which at the date of forfeiture were presently payable by him to the Company in respect of the shares, with (if the Board shall in its discretion so require) interest thereon from the date of forfeiture until payment at such rate as the Board determines. The Board may enforce payment thereof if it thinks fit, and without any deduction or allowance for the value of the forfeited shares, at the date of forfeiture, but his or her liability shall cease if and when the Company shall have received payment in full of all such moneys in respect of the shares. For the purposes of this Bye-law any sum which, by the terms of issue of a share, is payable thereon at a fixed time which is subsequent to the date of forfeiture, whether on account of the nominal value of the share or by way of premium, shall notwithstanding that time has not yet arrived be deemed to be payable at the date of forfeiture, and the same shall become due and payable immediately upon the forfeiture, but interest thereon shall only be payable in respect of any period between the said fixed time and date of actual payment.

     (19)  A declaration by a Director or the Secretary that a share has been forfeited on a specified date shall be conclusive evidence of the facts therein stated as against all Persons claiming to be entitled to the share, and such declaration shall (subject to the execution of an instrument of transfer by the Company if necessary) constitute a good title to the share, and the Person to whom the share is disposed of shall be registered as the holder of the share and shall not be bound to see to the application of the consideration (if any), nor shall his title to the share be affected by any irregularity in or invalidity of the proceedings in reference to the forfeiture, sale or disposal of the share. When any share shall have been forfeited, notice of the declaration shall be given to the member in whose name it stood immediately prior to the forfeiture, and an entry of the forfeiture, with the date thereof, shall forthwith be made in the register, but no forfeiture shall be in any manner invalidated by any omission or neglect to give such notice or make any such entry.

     (20)  Notwithstanding any such forfeiture as aforesaid the Board may at any time, before any shares so forfeited shall have been sold, re-allotted or otherwise disposed of, permit the shares forfeited to be bought back upon the terms of payment of all calls and interest due upon and expenses incurred in respect of the share, and upon such further terms (if any) as it thinks fit.

     (21)  The forfeiture of a share shall not prejudice the right of the Company to any call already made or instalment payable thereon.

     (22)  The provisions of these Bye-laws as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the nominal value of the share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

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REGISTER OF MEMBERS

61. Contents of Register of Members

     The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

62. Inspection of Register of Members

     The Register of Members shall be open to inspection at the registered office of the Company on every day other than a Saturday, Sunday or public holiday in Bermuda, or, in the case of the branch register, in the United States, in the jurisdiction where such Branch Register of Members is maintained, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each such day be allowed for inspection. The Register of Members may, after notice has been given by advertisement in an appointed newspaper to that effect, be closed for any time or times not exceeding in the whole thirty days in each year.

63. Determination of Record Dates

     Notwithstanding any other provision of these Bye-laws, the Board may fix any date as the record date for:

     (a)  determining the Members entitled to receive any dividend; and

     (b)  determining the Members entitled to receive notice of and to vote at any general meeting of the Company.

TRANSFER OF SHARES AND WARRANTS

64. Instrument of Transfer

     (1)  Subject to the Act and to such of the restrictions contained in these Bye-laws as may be applicable, any Member may transfer all or any of his shares or warrants by an instrument of transfer as specified herein.

     (2)  An instrument of transfer shall be in such form as authorized by the Board but subject to the provisions of the Act applying to transfers of shares as the same shall stand from time to time including any provision requiring a proper instrument of transfer to be delivered to the Company, as the same may apply to the Company. The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members or such warrant until the same has been transferred to the transferee in the applicable register of warrants.

     (3) The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate, in respect of the shares, or the warrants, to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

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     (4)  The restrictions on transfer authorised or imposed by these Bye-laws shall not be imposed in any circumstances in a way that would interfere with the settlement of trades or transactions entered into through the facilities of a stock exchange or automatic quotation system on which the shares are listed or traded from time to time; provided, that the Company may decline to register transfers in accordance with these Bye-laws and resolutions of the Board after a settlement has taken place.

65. Restriction on Transfer

     (1)  The Board shall not register a transfer unless all applicable consents, authorisations and permissions of any governmental or regulatory body or agency in Bermuda, the United States or any other applicable jurisdiction required to be obtained shall have been obtained. Unless otherwise prohibited by applicable law, rule or regulation, the Board shall approve such a transfer, except as otherwise provided in these Bye-laws.

     (2)  The Board may decline to register the transfer of any shares or warrants if the Board reasonably determines in good faith that, based on an opinion of counsel, (i) in the case of a transfer other than (x) pursuant to an effective registration statement under the Securities Act, (y) after an initial public offering of shares pursuant to such a registration statement, in a sale by a Member in accordance with Rule 144 or (z) in connection with the settlement of trades or transactions entered into through the facilities of a stock exchange or automated quotation system on which the shares are listed or traded from time to time, such transfer is likely to expose the Company, any subsidiary thereof, any Member or any Person ceding insurance to the Company or any subsidiary of the Company to adverse tax consequences or materially adverse legal or regulatory treatment in any jurisdiction or (ii) registration of such transfer under the Securities Act or under any blue sky or other U.S. state securities laws or under the laws of any jurisdiction is required and such registration has not been duly effected; provided, however, that in this case (ii) the Board shall be entitled to request and rely on an opinion of counsel (such counsel to be reasonably satisfactory to the Board) to the transferor or the transferee (and the Company shall not be obligated to pay any expenses of such counsel), in form and substance reasonably satisfactory to the Board, that no such registration is required, and the Board shall be obligated to register such transfer upon the receipt of such an opinion. A proposed transferee will be permitted to dispose of any shares or warrants purchased that violate these restrictions and as to which registration of the transfer is refused. The transferor of such shares or warrants shall be deemed to own such shares or warrants for dividend, voting and reporting purposes until a transfer of such shares has been registered on the Register of Members or such warrants has been registered on the applicable register of warrants.

     (3)  Except in connection with an effective registration statement, a sale in accordance with Rule 144 of the shares of the Company after an initial public offering or in connection with the settlement of trades or transactions entered into through the facilities of a stock exchange or automated quotation system on which the shares are listed or traded from time to time, the Board may require any Member, or any Person proposing to acquire shares or warrants of the Company, to provide the information required by Bye-law 53. If any such Member or proposed acquiror does not provide such information, or if the Board has reason to believe that any certification or other information provided pursuant to any such request is inaccurate or

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incomplete, the Board may decline to register any transfer or to effect any issuance or purchase of shares or warrants to which such request related.

     (4)  If the Board declines to register a transfer it shall, within thirty (30) days after the date on which the instrument of transfer was lodged, send to the proposed transferor and transferee notice of such refusal.

     (5)  Any purported transfer (except by operation of law) of any shares or warrants in contravention of any of the restrictions on transfer contained in these Bye-laws shall be void and of no effect.

66. Transfers by Joint Holders

     The joint holders of any share(s) or warrant(s) may transfer such share(s) or warrant(s) to one or more of such joint holders, and the surviving holder or holders of any share(s) or warrant(s) previously held by them jointly with a deceased Member may transfer any such share or warrant to the executors or administrators of such deceased Member.

TRANSMISSION OF SHARES

67. Representative of Deceased Member

     In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only Persons recognised by the Company as having any title to the deceased Member’s interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share that had been jointly held by such deceased Member with other Persons. Subject to the provisions of Section 52 of the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other Person as the Board may in its absolute discretion decide as being properly authorised to deal with the shares of a deceased Member.

68. Registration on Death or Bankruptcy

     Any Person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some Person to be registered as a transferee of such share, and in such case the Person becoming entitled shall execute in favour of such nominee an instrument of transfer in the form, or as near thereto as circumstances admit, of Form “D” in the Schedule hereto. On the presentation thereof to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member but the Board shall, in either case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member’s death or bankruptcy, as the case may be.

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DIVIDENDS AND OTHER DISTRIBUTIONS

69. Declaration of Dividends by the Board

     The Board may, subject to these Bye-laws and in accordance with Section 54 of the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets.

70. Other Distributions

     The Board may declare and make such other distributions (in cash or in specie) to the Members as may be lawfully made out of the assets of the Company.

71. Reserve Fund

     The Board may from time to time before declaring a dividend set aside, out of the surplus or profits of the Company, such sum as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other special purpose.

72. Deduction of Amounts Due to the Company

     The Board may deduct from the dividends or distributions payable to any Member all monies due from such Member to the Company on account of calls or otherwise.

CAPITALISATION

73. Issue of Bonus Shares

     (1)  The Board may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company’s share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to be allotted as fully paid bonus shares, pro rata, to the Members.

     (2)  The Company may capitalise any sum standing to the credit of a reserve account or sums otherwise available for dividend or distribution by applying such amounts in paying up in full partly paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or distribution.

ACCOUNTS AND FINANCIAL STATEMENTS

74. Records of Account

     The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

     (a)  all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

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     (b)  all sales and purchases of goods by the Company; and

     (c)  the assets and liabilities of the Company.

     Such records of account shall be kept at the registered office of the Company or, subject to Section 83(2) of the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours.

75. Financial Year-end

     The financial year-end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.

76. Financial Statements

     Subject to any rights to waive laying of accounts pursuant to Section 88 of the Act, financial statements as required by the Act shall be laid before the Members in general meeting.

AUDIT

77. Appointment of Auditor

     Subject to Section 88 of the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor of the accounts of the Company. Such Auditor may be a Member but no Director, Officer or employee of the Company shall, during his or her continuance in office, be eligible to act as an Auditor of the Company.

78. Remuneration of Auditor

     The remuneration of the Auditor shall be fixed by the Company in general meeting or in such manner as the Members may determine, or, by the Board as permitted under the Act.

79. Vacation of Office of Auditor

     If the office of Auditor becomes vacant by the resignation or death of the Auditor, or by the Auditor becoming incapable of acting by reason of illness or other disability at a time when the Auditor’s services are required, the Board shall, as soon as practicable, convene a special general meeting to fill the vacancy thereby created.

80. Access to Books of the Company

     The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.

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81. Report of the Auditor

     (1)  Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to Section 88 of the Act, the accounts of the Company shall be audited at least once in every year.

     (2)  The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards and the report of the Auditor shall be submitted to the Members in general meeting.

     (3)  The generally accepted auditing standards referred to in subparagraph (2) of this Bye-law may be those of a country or jurisdiction other than Bermuda. If so, the financial statements and the report of the Auditor must disclose this fact and name such country or jurisdiction.

NOTICES

82. Notices to Members of the Company

     A notice may be given by the Company to any Member either by delivering it to such Member in person or by sending it to such Member’s address in the Register of Members or to such other address given for the purpose. For the purposes of this Bye-law, a notice may be sent by mail, courier service, cable, telex, telecopier, facsimile, electronic-mail or other mode of representing words in a legible and non-transitory form.

83. Notices to Joint Members

     Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more Persons, be given to whichever of such Persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

84. Service and Delivery of Notice

     Any notice shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier or to the cable company or transmitted by telex, facsimile or other method as the case may be.

85. Certain Subsidiaries

     With respect to any subsidiary of the Company that is not a U.S. corporation or that is not treated as a pass-through or disregarded entity for U.S. federal income tax purposes (together, the “Designated Companies”), (i) the board of directors of each such Designated Company shall consist of the persons who have been elected by the Members of the Company by resolution in general meeting as Designated Company Directors and (ii) the Members of the Company by resolution in general meeting may designate the persons to be removed as directors of such Designated Company (the “Removed Company Directors”).

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     Notwithstanding the general authority set out in Bye-law 2, the Board shall vote all shares owned by the Company in each Designated Company (i) to elect the Designated Company Directors as the directors of such Designated Company and to remove the Removed Company Directors as directors of such Designated Company, and (ii) to ensure that the constitutional documents of such Designated Company require such Designated Company Directors to be elected and such Removed Company Directors to be removed as provided in this Bye-law. The Board and the Company shall ensure that the constitutional documents of each such Designated Company shall effectuate or implement this Bye-law. The Company shall also enter into agreements with each such Designated Company to effectuate or implement this Bye-law and take such other actions as are necessary to effectuate or implement this Bye-law.

SEAL OF THE COMPANY

86. The Seal

     The seal of the Company shall be in such form as the Board may from time to time determine. The Board may adopt one or more duplicate seals.

87. Manner in Which Seal is to be Affixed

     The seal of the Company shall not be affixed to any instrument except attested by the signature of a Director and the Secretary or any two Directors, or any person appointed by the Board for the purpose; provided, that any Director, Officer or Resident Representative may affix the seal of the Company attested by such Director, Officer or Resident Representative’s signature to any authenticated copies of these Bye-laws, the incorporating documents of the Company, the minutes of any meetings or any other documents required to be authenticated by such Director, Officer or Resident Representative. Any such signature may be printed or affixed by mechanical means on any share certificate, debenture, share or other security certificate.

BENEFITS AND INSURANCE

88. Benefits and Insurance

     (1)  The Board may (by establishment of or maintenance of schemes or otherwise) provide benefits, whether by share options and incentive plans and loans to acquire shares (subject to obtaining any general or specific consent under the provision of Section 96 of the Act), by the payment of gratuities or pensions or by insurance or otherwise, for any past or present Director, Officer or employee of the Company or any of its subsidiaries, or affiliates and for any member of his or her family (including a spouse and a former spouse) or any individual who is or was dependent on him or her, and may (as well before as after he ceases to hold such office or employment) contribute to any fund and pay premiums for the purchase or provision of any such benefit.

     (2)  Without prejudice to the provisions of Bye-laws 31 and 32, the Board shall have the power to purchase and maintain insurance for or for the benefit of any individuals who are or

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were at any time Directors, Officers, or employees of the Company, or of any of its subsidiaries or affiliates, or who are or were at any time trustees of any pension fund in which Directors, Officers or employees of the Company or any such subsidiary or affiliate are interested, including (without prejudice to the generality of the foregoing) insurance against any liability incurred by such individuals in respect of any act or omission in the actual or purported execution or discharge of their duties or in the exercise or purported exercise of their powers or otherwise in relation to their duties, powers or offices in relation to the Company or any such other company, subsidiary or pension fund.

     (3)  No Director or former Director shall be accountable to the Company or the Members for any benefit provided pursuant to this Bye-law and the receipt of any such benefit shall not disqualify any individual from being or becoming a Director.

WINDING-UP

89. Determination to Liquidate/Winding-up/Distribution by Liquidator

     Subject to the Act, the Company shall be wound up voluntarily by resolution of the Members; provided, that the Board shall have the power to present any petition and make application in connection with winding up or liquidation of the Company. If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

CERTAIN TAX PROVISIONS

90. Unrelated Business Taxable Income

     The Company shall, and shall cause its Designated Companies to, undertake reasonable best efforts to ensure that neither the Company nor any Designated Company realises any income that causes any Member (or any interest holder, whether direct or indirect, in any Member) to realise “unrelated business taxable income” (“UBTI”) as determined under Section 512 of the Code. The Company shall be deemed to have satisfied its obligation to undertake reasonable best efforts to ensure that a Member (or any interest holder, whether direct or indirect, in any Member) does not realise UBTI solely as a result of the Member being considered a “United States shareholder” (as defined in Section 951(b) of the Code) (but not as specially defined in Section 953(c) of the Code) of the Company by the due implementation of the provisions of Bye-law 51.

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ALTERATION OF BYE-LAWS

     91.  Alteration of Bye-laws

     No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by a resolution of the Board and by a resolution of the Members, in accordance with Bye-law 44.

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SCHEDULE — FORM A

Intentionally Omitted

SCHEDULE — FORM B (Bye-law 60)

NOTICE OF LIABILITY TO FORFEITURE FOR NON-PAYMENT OF CALL

You have failed to pay the call of [amount of call] made on the ...... day of ........., 20.. last, in respect of the [number] share(s) [numbers in figures] standing in your name in the Register of Members of the Company, on the day of ........., 20.. last, the day appointed for payment of such call. You are hereby notified that unless you pay such call together with interest thereon at the rate of .......... per annum computed from the said ....... day of ........., 20... last, on or before the ....... day of ........., 20... next at the place of business of the Company the share(s) will be liable to be forfeited

Dated this ....... day of .............., 20

[Signature of Secretary]

By order of the Board

SCHEDULE — FORM C (Bye-law 64)

Intentionally Omitted

SCHEDULE — FORM D (Bye-law 68)

TRANSFER BY A PERSON BECOMING ENTITLED ON DEATH/BANKRUPTCY
OF A MEMBER

     I/We having become entitled in consequence of the [death/bankruptcy] of [name of the deceased Member] to [number] share(s) standing in the register of members of Montpelier Re Holdings Ltd. in the name of the said [name of deceased Member] instead of being registered myself/ourselves elect to have [name of transferee] (the “Transferee”) registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee his or her executors administrators and assigns subject to the conditions on which the same were held at the time of the execution thereof; and the Transferee does hereby agree to take the said share(s) subject to the same conditions.

WITNESS our hands this ........ day of ..........., 20...

Signed by the above-named                )
[Person or Persons entitled]                )
in the presence of:                                 )

Signed by the above-named                )
[transferee]                                             )
in the presence of:

Appendix 2

Montpelier Re Holdings Ltd.

Audit Committee Charter

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Charter of the Audit Committee of the Board of Directors of
Montpelier Re Holdings Ltd. and Subsidiaries (the “Company”)

I.	Audit Committee Purpose

The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) to assist the Board in fulfilling its oversight responsibilities. The Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, regulatory and legal compliance.

•	Monitor the independence and qualifications of the Company’s independent auditors.

•	Monitor the performance of the Company’s internal audit function and independent auditors.

•	Provide an avenue of communication among the independent auditors, management and the Board.

The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Committee has the ability to retain, at the Company’s expense (and the Company shall ensure appropriate funds), special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties. While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits.

II.	Audit Committee Composition, Qualification and Meetings

Committee members shall meet the requirements set forth by the New York Stock Exchange (the “NYSE”). The Committee shall be comprised of no less than three directors, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. Exhibit A sets forth the current requirements of the NYSE with respect to Committee member independence. Committee members shall monitor compliance with such requirements and report to the Chairman of the Company’s Board of Directors any relationships or transactions that may cause such member to no longer meet the required definition of independence. In addition, the Committee members shall not accept any consulting, advisory or other compensatory fees, except for director’s fees, from the Company and no member shall be an affiliate of the Company or any of its subsidiaries.

All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand financial statements including balance sheets, income statements and cash flow statements, and at least one member of the Committee also shall be a financial expert who has:

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(a)	an understanding of GAAP and financial statements;

(b)	experience in the preparation and auditing of financial statements and the application of GAAP with the accounting of estimates, accruals and reserves;

(c)	experience with internal accounting controls; and

(d)	an understanding of audit committee functions.

Committee members shall be appointed by the Board. The Committee shall convene at least four times annually (prior to the release of quarterly financial information), or more frequently as circumstances dictate. The Chair of the Committee shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the internal auditors, the independent auditors, and as a Committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate separately with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the independent auditors limited review procedures. The Committee must also report regularly to the Board.

III.	Audit Committee Responsibilities and Duties

Review Procedures

1.	Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board for approval and have the document published at least every three years in accordance with regulations set forth by the United States Securities and Exchange Commission (the “SEC”).

2.	Prior to filing or distribution, review with management and the independent auditors the Company’s annual audited financial statements, including the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the selection, application and disclosure of critical accounting policies. Such reviews should include discussion with management and independent auditors of the evaluative criteria used in the selection of accounting principles and methods, the auditors’ judgments about the Company’s accounting policies, and any significant changes to the Company’s accounting policies and practices suggested by management and the independent auditors. Based on the results of this review, communicate to the Board the Committee’s conclusion on whether the annual audited financial statements should be included in the Company’s Annual Report on Form 10-K.

3.	Review periodically and evaluate the integrity of the Company’s financial reporting processes and internal controls (including processes for risk management and protection of the Company’s assets and business) with management and the independent auditors separately. In such review and in reporting to the Board, the Committee shall consider any issues raised by management in its internal control report

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and any disclosures from management with respect to deficiencies in the internal controls or any fraud by any employee having a significant role in the Company’s internal controls.

4.	Review with the Board and the independent auditors the Company’s quarterly results prior to the release of earnings and the Company’s quarterly financial statements, including the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with Statement of Auditing Standards No. 61 (“SAS 61”). The Chair of the Committee may represent the entire Committee for purposes of this review.

5.	Discuss with management earnings press releases, as well as generally the types of financial information and earnings guidance to be provided to analysts and rating agencies.

Independent Auditors

6.	The Committee shall review the performance of the auditors, and shall be solely and directly responsible for (i) the oversight of the Company’s independent auditors, (ii) the selection of the independent auditing firm for the members of the Company to appoint or re-appoint, in accordance with and so long as required by Bermuda law, and (iii) the determination of the compensation (including ensuring sufficient funding for such compensation) of the Company’s independent auditors to be approved by the members of the Company, in accordance with and so long as required by Bermuda law.

7.	The Committee shall consider the audit fees which should be paid to the independent auditors, and upon the acceptance of the Committee shall submit such fees for the approval of the Company’s members, in accordance with and so long as required by Bermuda law. The Committee shall approve any other fees which are payable to auditors in respect of non-audit activities, and must pre-approve in advance all non-audit work to be performed by the independent auditors.

8.	On an annual basis, the Committee shall review the written disclosure and the letter from the independent accountants required by Independence Standards Board Standard No. 1, discuss and evaluate all disclosed relationships the independent auditors have with the Company that could impair the independent auditors’ independence, assess the appropriateness of partner rotation practices, and take appropriate action to ensure the continuing independence of the auditors.

9.	At least annually, the Committee shall obtain and review a report by the independent auditors describing (i) the firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues and (iii) (to assess the auditor’s independence) all relationships between the independent auditor and the Company.

10.	The Committee shall establish clear hiring policies for employees or former employees of the independent auditors.

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11.   Review the independent auditors’ audit plan — including scope, staffing, locations, reliance upon management, the general audit approach, the findings and recommendations of the independent auditors, and management’s response and implementation of such recommendations.   12.   Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated in accordance with SAS 61 and in the report from the independent auditors on critical accounting policies.   13.   Review with the independent auditors any audit problems or difficulties and management’s response, and consider the independent auditors judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

Legal Compliance

14.	On at least an annual basis, review with the Company’s counsel (if so requested by the Committee), any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Corporate Opportunities and Conflicts

15.	Develop and oversee compliance with corporate opportunities and conflicts policies under the Company’s Code of Conduct and Ethics (the “Code of Conduct”).

16.	Determine whether conflicts of interest exist, memorialize findings on such matters, and advise (i) the Board, to the extent that Board action is required, as to whether or not a conflict of interest exists, and (ii) any other officers, observers to the Board or employees (a “Montpelier Associate”) whose interests have given rise to such conflict.

17.	Review all corporate opportunities governed by the Code of Conduct, memorialize findings on such matters, and advise (i) the Board, to the extent Board action is required, and (ii) any Montpelier Associate, to the extent applicable, whether or not such opportunities would be in violation of the Company’s policies.

18.	Ensure that the directors voting on an issue are informed, disinterested and independent with respect to the applicable issue.

19.	Determine whether the transaction or course of dealing may be continued, including through an express approval or disapproval and any other course of action, where the Committee determines that a conflict of interest or corporate opportunity exists.

Complaints Procedures

20.	The Committee shall establish appropriate procedures, and shall evaluate the effectiveness of such procedures, for the receipt, retention, and treatment of complaints received by the Company relating to accounting, internal accounting controls or auditing matters of the Company.

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21.	The Committee shall also establish procedures to ensure that submissions by Company employees relating to questionable accounting or auditing matters utilised by the Company be treated confidentially and anonymously.

Other Audit Committee Responsibilities

22.	Annually prepare a report to shareholders as required by the SEC. The report should be included in the Company’s annual proxy statement.

23.	Discuss with management policies with respect to risk assessment and risk management.

24.	Perform any other activities consistent with this Charter, the Company’s bye-laws and governing law, as the Committee or the Board deems necessary or appropriate.

25.	Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

26.	Review and oversee internal procedures to collect, process and disclose in a timely manner information required in the Company’s periodic and current reports. Evaluate procedures annually and recommend changes to improve internal procedures to the Board.

27.	Evaluate the performance of the Committee on an annual basis.

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Exhibit A

“Independent director” means a person that the Board of Directors, after broadly considering all relevant facts and circumstances, has affirmatively determined has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships (among others). In addition, the following persons shall not be considered an independent director:

     (A)  a director or an Immediate Family Member of such director who is, or in the past five years has been, an employee of the Company;

     (B)  a director or an Immediate Family Member of such director who is, or in the past five years has been, affiliated with or employed by a (present or former) auditor of the Company (or of an affiliate); and

     (C)  a director or an Immediate Family Member of such director who is, or in the past five years has been, part of an interlocking directorate in which an executive officer of the Company serves on the compensation committee of another company that concurrently employs the director.

“Immediate Family Member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person’s home.

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MONTPELIER RE HOLDINGS LTD.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 20, 2003

     The undersigned hereby appoints Thomas Busher or failing him any other officer of Montpelier Re Holdings Ltd. as proxy, to vote on behalf of the undersigned, all Common Shares of the undersigned at the Annual General Meeting of Shareholders to be held May 20, 2003, and at any adjournment thereof, upon the subjects described in the letter furnished herewith, subject to any directions indicated below.

     Your vote is important! Please complete, date, sign and return this form to Montpelier Re Holdings Ltd., c/o EquiServe Trust Company, Post Office Box 8643, Edison, New Jersey 08818-9052, in the accompanying envelope, which does not require postage if mailed in the United States.

     This proxy when properly signed will be voted in accordance with the instructions, if any, given hereon. If this form of proxy is properly signed and returned but no direction is given, the proxy will vote FOR each proposal listed below and in accordance with the proxyholder’s best judgment as to any other business as may properly come before the Annual General Meeting.

Please mark your vote as shown in this example: /X/

The Board of Directors recommends a vote “FOR” each proposal listed below.

WITHHOLD

1.	TO ELECT THE FOLLOWING NOMINEES AS CLASS	FOR ALL	ALL	FOR ALL EXCEPT

	A DIRECTORS TO THE COMPANY’S BOARD OF			/ /

DIRECTORS FOR TERMS EXPIRING IN 2006:

	(1) JOHN J. (JACK) BYRNE			(write number of

	(2) ANTHONY TAYLOR			each nominee you

	(3) ALLAN W. FULKERSON			wish to withhold

	(4) K. THOMAS KEMP			authority to vote)

WITHHOLD

		FOR ALL	ALL	FOR ALL EXCEPT

		/ /	/ /	/ /

2.	TO APPOINT THE FOLLOWING NOMINEES AS

	DESIGNATED COMPANY DIRECTORS IN RESPECT OF			(write number of

	MONTPELIER REINSURANCE LTD., A WHOLLY OWNED			each nominee you

	REINSURANCE COMPANY ORGANIZED UNDER THE LAWS			wish to withhold

	OF BERMUDA:			authority to vote)

(1) ANTHONY TAYLOR (2) THOMAS GEORGE STORY BUSHER (3) C. RUSSELL FLETCHER, III

		FOR	AGAINST	ABSTAIN

3a.	TO AMEND BYE-LAW 1	/ /	/ /	/ /

		FOR	AGAINST	ABSTAIN

3b.	TO AMEND BYE-LAW 6	/ /	/ /	/ /

		FOR	AGAINST	ABSTAIN

3c.	TO AMEND BYE-LAW 11	/ /	/ /	/ /

		FOR	AGAINST	ABSTAIN

3d.	TO AMEND BYE-LAW 16	/ /	/ /	/ /

		FOR	AGAINST	ABSTAIN

3e.	TO AMEND BYE-LAW 17	/ /	/ /	/ /

		FOR	AGAINST	ABSTAIN

3f.	TO AMEND BYE-LAW 19	/ /	/ /	/ /

		FOR	AGAINST	ABSTAIN

3g.	TO AMEND BYE-LAW 20	/ /	/ /	/ /

		FOR	AGAINST	ABSTAIN

3h.	TO AMEND BYE-LAW 21	/ /	/ /	/ /

		FOR	AGAINST	ABSTAIN

3i.	TO AMEND BYE-LAW 22	/ /	/ /	/ /

		FOR	AGAINST	ABSTAIN

3j.	TO AMEND BYE-LAW 23	/ /	/ /	/ /

		FOR	AGAINST	ABSTAIN

3k.	TO AMEND BYE-LAW 27	/ /	/ /	/ /

		FOR	AGAINST	ABSTAIN

3l.	TO AMEND BYE-LAW 31	/ /	/ /	/ /

		FOR	AGAINST	ABSTAIN

3m.	TO AMEND BYE-LAW 39	/ /	/ /	/ /

		FOR	AGAINST	ABSTAIN

3n.	TO AMEND BYE-LAW 41	/ /	/ /	/ /

		FOR	AGAINST	ABSTAIN

3o.	TO AMEND BYE-LAW 44	/ /	/ /	/ /

		FOR	AGAINST	ABSTAIN

3p.	TO AMEND BYE-LAW 48

		FOR	AGAINST	ABSTAIN

3q.	TO AMEND BYE-LAW 56	/ /	/ /	/ /

		FOR	AGAINST	ABSTAIN

3r.	TO AMEND BYE-LAW 62	/ /	/ /	/ /

		FOR	AGAINST	ABSTAIN

3s.	TO AMEND BYE-LAW 64	/ /	/ /	/ /

4.	TO APPOINT PRICEWATERHOUSECOOPERS AS THE	FOR	AGAINST	ABSTAIN
	COMPANY’S INDEPENDENT AUDITOR FOR 2003 AND AUTHORIZE THE COMPANY’S BOARD OF DIRECTORS TO SET THEIR REMUNERATION.	/ /	/ /	/ /

     The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournment thereof.

     Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

NAME OF SHAREHOLDER

ADDRESS

NUMBER OF SHARES HELD AS OF MARCH 31, 2003

SIGNATURE(S)	DATE

2